EXHIBIT 99.2

SUPPLEMENTAL OPERATING
AND FINANCIAL DATA
For the Year Ended December 31, 2017

INDEX

	Page
Financial Supplement Definitions	3
Investor Information	4
2017 Business Developments	5	-	7
Common Shares Data	8
Financial Highlights	9
Components of Net Asset Value	10	-	11
Net Income (Loss) Attributable to Common Shareholders (Consolidated and by Segment)	12	-	15
Net Operating Income at Share	16	-	18
Consolidated Balance Sheets	19
Capital Structure	20
Debt Analysis and Debt Maturities	21	-	22
Unconsolidated Joint Ventures	23	-	25
Square Footage	26
Top 30 Tenants	27
Lease Expirations	28	-	30
Leasing Activity	31	-	33
Occupancy, Same Store NOI and NOI - Cash Basis and Residential Statistics	34
Development/Redevelopment Summary	35
Capital Expenditures	36	-	40
Property Table	41	-	51
Appendix: Non-GAAP Reconciliations
Net Income to Net Income, as Adjusted	i
Net Income to Funds From Operations to Funds From Operations, as Adjusted	ii	-	iii
Funds From Operations to Funds Available for Distribution	iv
Net Income to Net Operating Income at Share	v
Net Operating Income at Share Components	vi
Net Operating Income at Share by Region	vii
Net Operating Income at Share to Same Store Net Operating Income at Share	viii	-	x
Net Operating Income at Share - Cash Basis to Same Store Net Operating Income at Share - Cash Basis	xi	-	xiii
Our Pro Rata Share of Annualized Revenues / Consolidated Debt, Net to Contractual Debt	xiv

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are not guarantees of performance.  They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties.  Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package.  We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict.  For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2017. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures.  Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided in Appendix: Non-GAAP Reconciliations.
Net Operating Income ("NOI") - NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies. We calculate NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of the Operating Partnership.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure.  FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges.  FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Net Asset Value ("NAV") - Net Asset Value ("NAV") means the sum of the estimated values of our New York Office, New York Retail, New York Residential, theMART and 555 California Street assets, calculated by dividing pro forma 2017 cash basis NOI by the Cap Rate applicable to each group, plus other estimated asset values minus liabilities as of December 31, 2017. “NAV per share” means NAV divided by the number of Vornado common shares outstanding on an OP basis as of December 31, 2017. NAV may not be equivalent to enterprise value, and NAV per share may not be equivalent to an appropriate trading price for Vornado common shares. NAV per share is not a representation or guarantee that our common shares will or should trade at this amount, that a shareholder would be able to realize this amount in selling our common shares, that a third party would offer the estimated NAV per share in an offer to purchase all or substantially all of our common shares, that we would actually receive the estimated NAV for the applicable asset or assets upon a sale of those assets, or that a shareholder would receive distributions per share equal to the estimated NAV per share upon sale or liquidation. Investors should not rely on the NAV per share as being an accurate measure of the fair market value of our common shares.
The terms NAV and NAV per share may not be comparable to similar measures presented by others. We consider NAV and NAV per share to be useful supplemental measures which assist both management and investors in estimating the fair value of Vornado. The calculation of NAV and NAV per share involves significant estimates and can be made using various methods. Each individual investor should review our calculation of NAV and NAV per share and make its own determination as to whether the methodology, assumptions and estimates we used to arrive at NAV and NAV per share are appropriate, or whether such investor should use an alternative methodology to perform its own calculations.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	President - New York Division
Michael J. Franco	Executive Vice President - Chief Investment Officer
Joseph Macnow	Executive Vice President - Chief Financial Officer and Chief Administrative Officer

RESEARCH COVERAGE - EQUITY

James Feldman/Kimberly Hong	Jed Reagan/Daniel Ismail	Michael Lewis
Bank of America/Merrill Lynch	Green Street Advisors	SunTrust Robinson Humphrey
646-855-5808/646-556-3329	949-640-8780	212-319-5659

Ross Smotrich/Trevor Young	Anthony Paolone	Nick Yulico/Frank Lee
Barclays Capital	JP Morgan	UBS
212-526-2306/212-526-3098	212-622-6682	212-713-3402/415-352-5679

Michael Bilerman/Emmanuel Korchman	Vikram Malhotra/Nicholas Stelzner
Citi	Morgan Stanley
212-816-1383/212-816-1382	212-761-7064/212-761-6117

Vincent Chao/Mike Husseini	Alexander Goldfarb/Daniel Santos
Deutsche Bank	Sandler O'Neill
212-250-6799/212-250-7703	212-466-7937/212-466-7927

Steve Sakwa/Robert Simone	John W. Guinee/Aaron Wolf
Evercore ISI	Stifel Nicolaus & Company
212-446-9462/212-446-9459	443-224-1307/443-224-1206

RESEARCH COVERAGE - DEBT

Andrew Molloy	Jesse Rosenthal	Thierry Perrein
Bank of America/Merrill Lynch	CreditSights	Wells Fargo Securities
646-855-6435	212-340-3816	704-410-3262

Mark Streeter	Cristina Rosenberg
JP Morgan	Citi
212-834-5086	212-723-6199

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2017 BUSINESS DEVELOPMENTS
Washington, DC Spin-off
On July 17, 2017, we completed the spin-off of our Washington, DC segment comprised of (i) 37 office properties totaling over 11.1 million square feet, five multifamily properties with 3,133 units and five other assets totaling approximately 406,000 square feet and (ii) 18 future development assets totaling over 10.4 million square feet of estimated potential development density, and (iii) $412.5 million of cash ($275.0 million plus The Bartlett financing proceeds less transaction costs and other mortgage items) to JBG SMITH Properties (“JBGS”). On July 18, 2017, JBGS was combined with the management business and certain Washington, DC assets of The JBG Companies (“JBG”), a Washington, DC real estate company. Steven Roth, the Chairman of the Board of Trustees and Chief Executive Officer of Vornado, is the Chairman of the Board of Trustees of JBGS. Mitchell Schear, former President of our Washington, DC business, is a member of the Board of Trustees of JBGS. We are providing transition services to JBGS initially including information technology, financial reporting and payroll services. The spin-off was effected through a tax-free distribution by Vornado to the holders of Vornado common shares of all of the common shares of JBGS at the rate of one JBGS common share for every two common shares of Vornado and the distribution by the Operating Partnership to the holders of its common units of all of the outstanding common units of JBG SMITH Properties LP (“JBGSLP”) at the rate of one JBGSLP common unit for every two common units of VRLP held of record. See JBGS’ Amendment No. 3 on Form 10 (File No. 1-37994) filed with the Securities and Exchange Commission on June 9, 2017 for additional information. Beginning in the third quarter of 2017, the historical financial results of our Washington, DC segment are reflected in our consolidated financial statements as discontinued operations for all periods presented.

Financing Activities
On June 1, 2017, Alexander’s, Inc. ("Alexander's") (NYSE: ALX), in which we have a 32.4% ownership interest, completed a $500,000,000 refinancing of the office portion of 731 Lexington Avenue. The interest-only loan is at LIBOR plus 0.90% (2.38% at December 31, 2017) and matures in June 2020 with four one-year extension options. In connection therewith, Alexander’s purchased an interest rate cap with a notional amount of $500,000,000 that caps LIBOR at a rate of 6.00%. The property was previously encumbered by a $300,000,000 interest-only mortgage at LIBOR plus 0.95% which was scheduled to mature in March 2021.

On June 15, 2017, the joint venture, in which we have a 50.1% interest, completed a $271,000,000 loan facility for the Moynihan Office Building, of which $210,269,000 is outstanding at December 31, 2017. The interest-only loan is at LIBOR plus 3.25% (4.64% at December 31, 2017) and matures in June 2019 with two one-year extension options.
On June 20, 2017, we completed a $220,000,000 financing of The Bartlett residential building. The five-year interest-only loan is at LIBOR plus 1.70%, and matures in June 2022. On July 17, 2017, the property, the loan and the $217,000,000 of net proceeds were transferred to JBGS in connection with the tax-free spin-off of our Washington, DC segment.

On July 17, 2017, prior to completion of the tax-free spin-off of our Washington, DC segment, we repaid the $43,581,000 LIBOR plus 1.25% mortgage encumbering 1700 and 1730 M Street which was scheduled to mature in August 2017. The unencumbered property was then transferred to JBGS in connection with the tax-free spin-off of our Washington, DC segment.

On July 19, 2017, the joint venture, in which we have a 25.0% interest, completed a $500,000,000 refinancing of 330 Madison Avenue, an 845,000 square foot Manhattan office building. The seven-year interest-only loan matures in August 2024 and has a fixed rate of 3.43%. Our share of net proceeds, after repayment of the existing $150,000,000 LIBOR plus 1.30% mortgage and closing costs, was approximately $85,000,000.

On July 27, 2017, Vornado Capital Partners Real Estate Fund ("Fund"), in which we have a 25.0% ownership interest, completed a $100,000,000 loan facility for the refinancing of 1100 Lincoln Road, a 130,000 square foot retail and theater property in Miami, Florida. The loan is interest-only at LIBOR plus 2.40% (3.76% at December 31, 2017), matures in July 2020 with two one-year extension options. At closing, the fund drew $82,750,000, and subject to property performance, may borrow up to $17,250,000 of additional proceeds within the first 18 months of the loan term. The property was previously encumbered by a $66,000,000 interest-only mortgage at LIBOR plus 2.25% which was scheduled to mature in August 2017.

2017 BUSINESS DEVELOPMENTS
Financing Activities - continued

On August 23, 2017, the joint venture, in which we have a 50.0% interest, completed a $1.2 billion refinancing of 280 Park Avenue, a 1,250,000 square foot Manhattan office building. The loan is interest-only at LIBOR plus 1.73% (3.16% at December 31, 2017) and matures in September 2019 with five one-year extension options. Our share of net proceeds, after repayment of the existing $900,000,000 LIBOR plus 2.00% mortgage and closing costs, was approximately $140,000,000.

On October 17, 2017, we extended one of our two $1.25 billion unsecured revolving credit facilities from November 2018 to January 2022 with two six-month extension options. The interest rate on the extended facility was lowered from LIBOR plus 1.05% to LIBOR plus 1.00%. The interest rate and facility fees are the same as our other $1.25 billion unsecured revolving credit facility, which matures in February 2021 with two six-month extension options.

On December 13, 2017, the joint venture, in which we have a 50.0% interest, completed a $20,000,000 refinancing of 50 West 57th Street, an 81,000 square foot Manhattan office building. The loan is interest-only at LIBOR plus 1.60% (3.06% at December 31, 2017) and matures in December 2022. The new loan replaced the existing $20,000,000 mortgage which had a fixed rate of 3.50%.

On December 27, 2017, we completed a public offering of $450,000,000 3.50% senior unsecured notes due January 15, 2025. The interest rate on the senior unsecured notes will be payable semi-annually on January 15 and July 15, commencing July 15, 2018. The notes were sold at 99.596% of their face amount to yield 3.565%.

On December 27, 2017, we redeemed all of the $450,000,000 principal amount of our outstanding 2.50% senior unsecured notes which were scheduled to mature on June 30, 2019, at a redemption price of approximately 100.71% of the principal amount plus accrued interest through the date of redemption. In connection therewith, we expensed $4,836,000 of debt prepayment costs and wrote-off unamortized deferred financing costs which are included in "interest and debt expense" on our consolidated statements of income.

In December 2017, we sold 12,780,000 5.25% Series M cumulative redeemable preferred shares at a price of $25.00 per share in an underwritten public offering pursuant to an effective registration statement. We received aggregate net proceeds of $309,609,000, after underwriters’ discounts and issuance costs and contributed the net proceeds to the Operating Partnership in exchange for 12,780,000 5.25% Series M preferred units (with economic terms that mirror those of the Series M preferred shares). Dividends on the Series M preferred shares/units are cumulative and payable quarterly in arrears. The Series M preferred shares/units are not convertible into, or exchangeable for, any of our properties or securities. On or after five years from the date of issuance (or sooner under limited circumstances), we may redeem the Series M preferred shares/units at a redemption price of $25.00 per share, plus accrued and unpaid dividends through the date of redemption. The Series M preferred shares/units have no maturity date and will remain outstanding indefinitely unless redeemed by us.

In December 2017, we called for redemption of all of the outstanding 6.625% Series G and 6.625% Series I cumulative redeemable preferred shares/units. As a result, as of December 31, 2017, we reclassed the 6.625% Series G and 6.625% Series I cumulative redeemable preferred shares/units from shareholder's equity/partner's capital to liabilities on our consolidated balance sheets. On January 4, 2018, we redeemed all of the outstanding 6.625% Series G cumulative redeemable preferred shares/units at their redemption price of $25.00 per share/unit, or $200,000,000 in the aggregate, plus accrued and unpaid dividends/distributions through the date of redemption. On January 4 and 11, 2018, we redeemed 6,000,000 shares/units and 4,800,000 shares/units, respectively, representing all of the outstanding 6.625% Series I cumulative redeemable preferred shares/units at their redemption price of $25.00 per share/unit, or $270,000,000 in the aggregate, plus accrued and unpaid dividends/distributions through the date of redemption. Upon redemption of both series, we expensed $14,486,000 of issuance costs, which will be included in the quarter ended March 31, 2018 consolidated statements of income.

2017 BUSINESS DEVELOPMENTS
Acquisition Activity
Moynihan Office Building
A joint venture in which we have a 50.1% ownership interest is redeveloping the historic Farley Post Office building which will include a new Moynihan Train Hall and approximately 850,000 rentable square feet of commercial space, comprised of approximately 730,000 square feet of office space and approximately 120,000 square feet of retail space.  On June 15, 2017, the joint venture closed a 99-year, triple-net lease with Empire State Development ("ESD") for the commercial space at the Moynihan Office Building and made a $230,000,000 upfront contribution, of which our share is $115,230,000, towards the construction of the train hall. The lease calls for annual rent payments of $5,000,000 plus payments in lieu of real estate taxes.
The joint venture has also entered into a development agreement with ESD and a design-build contract with Skanska Moynihan Train Hall Builders.  Under the development agreement with ESD, the joint venture is obligated to build the Moynihan Train Hall, with Vornado and Related Companies ("Related") each guaranteeing the joint venture’s obligations.  Under the design-build agreement, Skanska Moynihan Train Hall Builders is obligated to fulfill all of the joint venture’s obligations.  The obligations of Skanska Moynihan Train Hall Builders have been bonded by Skanska USA and bears a full guaranty from Skanska AB.
Disposition Activities
Mezzanine Loan – New York
On May 9, 2017, a $150,000,000 mezzanine loan owned by a joint venture in which we had a 33.3% ownership interest was repaid at its maturity and we received our $50,000,000 share. The mezzanine loan earned interest at LIBOR plus 9.42%.
Sterling Suffolk Racecourse, LLC ("Suffolk Downs JV")
On May 26, 2017, Sterling Suffolk Racecourse, LLC, a joint venture in which we have a 21.2% equity interest, sold the property comprising the Suffolk Downs racetrack in East Boston, Massachusetts for $155,000,000, which resulted in net proceeds and a net gain to us of $15,314,000. In addition, we were repaid $29,318,000 of principal and $6,129,000 of accrued interest on our debt investments in Suffolk Downs JV, resulting in a net gain of $11,373,000.
800 Corporate Pointe

On September 29, 2017, the Fund completed the sale of 800 Corporate Pointe in Culver City, CA for $148,000,000. From the inception of this investment through its disposition, the Fund realized a $35,620,000 net gain.
India Real Estate Ventures

During 2017, India Property Fund, in which we had a 36.5% interest, sold its investments. Our share of the aggregate sales price was approximately $23,895,000 which resulted in a financial statement loss of $533,000. In addition, on December 28, 2017, we sold our 25% interest in TCG Urban Infrastructure Holdings Private Limited for $18,742,000 which resulted in a financial statement gain of $1,885,000, which substantially completes the disposition of our investments in India.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO.  Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Fourth Quarter 2017		Third Quarter 2017		Second Quarter 2017	First Quarter 2017
High price	$80.30	(1)	$97.25		$103.35	$111.72
Low price	$71.90	(1)	$72.77	(1)	$91.18	$98.51
Closing price - end of quarter	$78.18	(1)	$76.88	(1)	$93.90	$100.31

Annualized dividend per share	$2.40	(1)	$2.40	(1)	$2.84	$2.84
JBGS annualized dividend per share	0.45	(2)	0.45	(2)	—	—
	$2.85		$2.85		$2.84	$2.84

Annualized dividend yield - on closing price	3.1%		3.1%		3.0%	2.8%

Outstanding shares, Class A units and convertible preferred units as converted, excluding stock options (in thousands)	203,198		203,138		202,518	202,453

Closing market value of outstanding shares, Class A units and convertible preferred units as converted, excluding stock options	$15.9 Billion		$15.6 Billion		$19.0 Billion	$20.3 Billion
____________________
(1) Reflects the July 17, 2017 spin-off of JBG SMITH Properties (NYSE: JBGS).
(2) JBGS annualized dividend of $0.90 per common share, adjusted for the 1:2 spin-off distribution.

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)
	Three Months Ended			Year Ended December 31,
	December 31,		September 30, 2017
	2017	2016		2017	2016
Total revenues	$536,226	$513,974	$528,755	$2,084,126	$2,003,742

Net income (loss) attributable to common shareholders	$27,319	$651,181	$(29,026)	$162,017	$823,606
Per common share:
Basic	$0.14	$3.44	$(0.15)	$0.85	$4.36
Diluted	$0.14	$3.43	$(0.15)	$0.85	$4.34

Net income attributable to common shareholders, as adjusted (non-GAAP)	$65,479	$77,767	$72,284	$250,951	$229,159
Per diluted share (non-GAAP)	$0.34	$0.41	$0.38	$1.31	$1.21

FFO, as adjusted (non-GAAP)	$187,553	$193,239	$184,211	$713,816	$683,395
Per diluted share (non-GAAP)	$0.98	$1.02	$0.96	$3.73	$3.59

FFO (non-GAAP)	$153,151	$797,734	$100,178	$717,805	$1,457,583
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$163,523	$850,493	$106,954	$765,206	$1,552,485
Per diluted share (non-GAAP)	$0.80	$4.20	$0.52	$3.75	$7.66

Dividends per common share	$0.60	$0.63	$0.60	$2.62	$2.52

FFO payout ratio (based on FFO, as adjusted)	61.2%	61.8%	62.5%	70.2%	70.2%
FAD payout ratio	90.9%	106.8%	89.6%	90.7%	111.5%

Weighted average shares used in determining FFO per diluted share - REIT basis	191,063	190,108	190,893	191,304	190,173
Convertible units:
Class A	11,677	11,485	11,707	11,688	11,513
D-13	615	484	594	539	499
G1-G4	50	38	52	52	39
Equity awards - unit equivalents	598	566	558	354	331
Weighted average shares used in determining FFO per diluted share - OP Basis	204,003	202,681	203,804	203,937	202,555

COMPONENTS OF NET ASSET VALUE (AT SHARE)
(unaudited and in millions, except square feet and per share amounts)
	Year Ended December 31, 2017
	NOI - cash basis	Less: BMS	Pro-forma NOI - cash basis
					Cap Rate	Value(1)
New York - Office	$679	$(24)	$655		4.50%	$14,556
New York - Retail	324	—	324		4.25%	7,624
New York - Residential	22	—	22		3.50%	629
theMART	99	—	99		5.00%	1,980
555 California Street	45	—	45	(2)	N/A	1,260
	$1,169	$(24)	$1,145			26,049
Less: Market management fee (28,565,000 square feet in service at share at $0.50 per square foot) at a 4.50% cap rate						317
						$25,732

Other Asset Values:
Cash, restricted cash and marketable securities (3)		$1,618
ALX - 1,654,068 shares at $395.85 per share (as of December 31, 2017)		655
220 CPS - incremental value after repayment of debt and taxes	900
Less: Dividends paid to common shareholders	(250)
		650
Hotel Pennsylvania		500
BMS (2017 NOI of $24 at a 7.0x multiple)		168
UE - 5,717,184 shares at $25.49 per share (as of December 31, 2017)		146
Real estate fund investments (VNO's share at fair value)		99
PEI - 6,250,000 shares at $11.89 per share (as of December 31, 2017)		74
Other assets		1,011
Other construction in progress (at 110% of book value)		135
		$5,056

Liabilities (see following page)		$11,268

NAV		$19,520	(1)
NAV per share
(203.2 million common shares outstanding on an OP basis as of December 31, 2017)		$96	(1)

____________________
See notes on following page.

COMPONENTS OF NET ASSET VALUE (AT SHARE)
(unaudited and in millions)
	Liabilities
	Q4 2017		Adjustments		Net
Consolidated contractual mortgage notes payable, net of noncontrolling interests' share	$7,602		$(950)	(4)	$6,652
Non-consolidated real estate debt	2,834	(5)	(699)	(6)	2,135
Corporate unsecured debt	850		—		850
Revolver/term loan	750		(750)	(4)	—
Other liabilities	706		—		706
Perpetual preferred (at redemption value)	1,395		(470)	(3)	925
Total Liabilities	$14,137		$(2,869)		$11,268
________________________________________

(1)
Capitalization Rate ("Cap Rate") means the rate applied to pro forma cash basis NOI to determine the fair value of our properties. The Cap Rates reflected in this financial supplement are based on management’s estimates, which are inherently uncertain. Other asset values are also estimates made by management, which are inherently uncertain. There can be no assurance that management’s estimates accurately reflect the fair value of our assets, and actual value may differ materially.

(2)	Excludes incremental NOI from the lease-up of 315 and 345 Montgomery Street.

(3)	Pro-forma taking into consideration the January 2018 redemption of our Series G and Series I preferred shares for $470.

(4)	Debt related to 220 Central Park South.

(5)	Excludes our share of debt of ALX, UE, and PEI as they are presented on an equity basis in other asset values.

(6)	666 Fifth Avenue Office Condominium.

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS
(unaudited and in thousands)
	Three Months Ended
	December 31,			September 30,
	2017	2016	Inc (Dec)	2017
Property rentals	$419,970	$388,810	$31,160	$411,838
Straight-lining of rents	8,040	23,195	(15,155)	9,170
Amortization of acquired below-market leases, net	11,345	11,185	160	11,054
Total property rentals	439,355	423,190	16,165	432,062
Tenant expense reimbursements	59,333	58,732	601	63,401
Fee and other income:
BMS cleaning fees	28,218	24,769	3,449	26,429
Management and leasing fees	2,705	2,549	156	2,330
Lease termination fees	2,224	1,647	577	991
Other income	4,391	3,087	1,304	3,542
Total revenues	536,226	513,974	22,252	528,755
Operating expenses	225,011	218,020	6,991	225,226
Depreciation and amortization	114,166	104,640	9,526	104,972
General and administrative	36,838	36,957	(119)	36,261
Acquisition and transaction related costs	703	2,754	(2,051)	61
Total expenses	376,718	362,371	14,347	366,520
Operating income	159,508	151,603	7,905	162,235
Income (loss) from partially owned entities	9,622	165,056	(155,434)	(41,801)
Income (loss) from real estate fund investments	4,889	(52,352)	57,241	(6,308)
Interest and other investment income, net	9,993	9,427	566	9,306
Interest and debt expense	(93,073)	(80,206)	(12,867)	(85,068)
Net gains on disposition of wholly owned and partially owned assets	—	208	(208)	—
Income before income taxes	90,939	193,736	(102,797)	38,364
Income tax (expense) benefit	(38,661)	1,692	(40,353)	(1,188)
Income from continuing operations	52,278	195,428	(143,150)	37,176
Income (loss) from discontinued operations	1,273	509,116	(507,843)	(47,930)
Net income (loss)	53,551	704,544	(650,993)	(10,754)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(7,366)	5,010	(12,376)	(4,022)
Operating Partnership	(1,853)	(42,244)	40,391	1,878
Net income (loss) attributable to Vornado	44,332	667,310	(622,978)	(12,898)
Preferred share dividends	(17,013)	(16,129)	(884)	(16,128)
Net income (loss) attributable to common shareholders	$27,319	$651,181	$(623,862)	$(29,026)

Capitalized expenditures:
Leasing payroll	$1,749	$1,215	$534	$1,280
Development payroll	1,710	1,718	(8)	1,495
Interest and debt expense	13,251	8,833	4,418	12,584

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS
(unaudited and in thousands)
	Year Ended December 31,
	2017	2016	Inc (Dec)
Property rentals	$1,629,753	$1,488,321	$141,432
Straight-lining of rents	39,096	121,923	(82,827)
Amortization of acquired below-market leases, net	46,103	51,849	(5,746)
Total property rentals	1,714,952	1,662,093	52,859
Tenant expense reimbursements	233,424	221,563	11,861
Fee and other income:
BMS cleaning fees	104,143	93,425	10,718
Management and leasing fees	10,087	8,243	1,844
Lease termination fees	8,171	8,770	(599)
Other income	13,349	9,648	3,701
Total revenues	2,084,126	2,003,742	80,384
Operating expenses	886,596	844,566	42,030
Depreciation and amortization	429,389	421,023	8,366
General and administrative	158,999	149,550	9,449
Acquisition and transaction related costs	1,776	9,451	(7,675)
Total expenses	1,476,760	1,424,590	52,170
Operating income	607,366	579,152	28,214
Income from partially owned entities	15,200	168,948	(153,748)
Income (loss) from real estate fund investments	3,240	(23,602)	26,842
Interest and other investment income, net	37,793	29,548	8,245
Interest and debt expense	(345,654)	(330,240)	(15,414)
Net gains on disposition of wholly owned and partially owned assets	501	160,433	(159,932)
Income before income taxes	318,446	584,239	(265,793)
Income tax expense	(41,090)	(7,229)	(33,861)
Income from continuing operations	277,356	577,010	(299,654)
(Loss) income from discontinued operations	(13,228)	404,912	(418,140)
Net income	264,128	981,922	(717,794)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(25,802)	(21,351)	(4,451)
Operating Partnership	(10,910)	(53,654)	42,744
Net income attributable to Vornado	227,416	906,917	(679,501)
Preferred share dividends	(65,399)	(75,903)	10,504
Preferred share issuance costs (Series J redemption)	—	(7,408)	7,408
Net income attributable to common shareholders	$162,017	$823,606	$(661,589)

Capitalized expenditures:
Leasing payroll	$5,243	$7,352	$(2,109)
Development payroll	6,044	7,067	(1,023)
Interest and debt expense	48,230	30,343	17,887

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT
(unaudited and in thousands)

We have reclassified our 49.5% interest in 666 Fifth Avenue Office Condominium from "New York" to "Other" in all periods presented because we do not intend to hold this asset on a long-term basis.

On December 1, 2016 we were repaid the 85 Tenth Avenue mezzanine loans and we received a 49.9% equity interest in the property. In 2017, our 49.9% equity interest in the property is included in the "New York" segment. In 2016, our investment in 85 Tenth Avenue mezzanine loans was included in the "Other" segment.

	Three Months Ended December 31, 2017
	Total	New York	Other
Property rentals	$419,970	$354,943	$65,027
Straight-lining of rents	8,040	7,661	379
Amortization of acquired below-market leases, net	11,345	11,046	299
Total property rentals	439,355	373,650	65,705
Tenant expense reimbursements	59,333	52,556	6,777
Fee and other income:
BMS cleaning fees	28,218	30,091	(1,873)
Management and leasing fees	2,705	2,006	699
Lease termination fees	2,224	2,182	42
Other income	4,391	2,112	2,279
Total revenues	536,226	462,597	73,629
Operating expenses	225,011	195,421	29,590
Depreciation and amortization	114,166	92,122	22,044
General and administrative	36,838	8,567	28,271
Acquisition and transaction related costs	703	—	703
Total expenses	376,718	296,110	80,608
Operating income (loss)	159,508	166,487	(6,979)
Income from partially owned entities	9,622	8,141	1,481
Income from real estate fund investments	4,889	—	4,889
Interest and other investment income, net	9,993	1,480	8,513
Interest and debt expense	(93,073)	(63,024)	(30,049)
Income (loss) before income taxes	90,939	113,084	(22,145)
Income tax expense	(38,661)	(1,118)	(37,543)
Income (loss) from continuing operations	52,278	111,966	(59,688)
Income from discontinued operations	1,273	—	1,273
Net income (loss)	53,551	111,966	(58,415)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(7,366)	(2,790)	(4,576)
Operating Partnership	(1,853)	—	(1,853)
Net income (loss) attributable to Vornado	44,332	109,176	(64,844)
Preferred share dividends	(17,013)	—	(17,013)
Net income (loss) attributable to common shareholders for the three months ended December 31, 2017	$27,319	$109,176	$(81,857)
Net income attributable to common shareholders for the three months ended December 31, 2016	$651,181	$121,168	$530,013

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT
(unaudited and in thousands)

	Year Ended December 31, 2017
	Total	New York	Other
Property rentals	$1,629,753	$1,361,140	$268,613
Straight-lining of rents	39,096	30,651	8,445
Amortization of acquired below-market leases, net	46,103	44,781	1,322
Total property rentals	1,714,952	1,436,572	278,380
Tenant expense reimbursements	233,424	207,620	25,804
Fee and other income:
BMS cleaning fees	104,143	110,986	(6,843)
Management and leasing fees	10,087	8,599	1,488
Lease termination fees	8,171	7,955	216
Other income	13,349	7,575	5,774
Total revenues	2,084,126	1,779,307	304,819
Operating expenses	886,596	756,670	129,926
Depreciation and amortization	429,389	344,875	84,514
General and administrative	158,999	40,197	118,802
Acquisition and transaction related costs	1,776	—	1,776
Total expenses	1,476,760	1,141,742	335,018
Operating income (loss)	607,366	637,565	(30,199)
Income (loss) from partially owned entities	15,200	29,559	(14,359)
Income from real estate fund investments	3,240	—	3,240
Interest and other investment income, net	37,793	5,864	31,929
Interest and debt expense	(345,654)	(242,875)	(102,779)
Net gains on disposition of wholly owned and partially owned assets	501	—	501
Income (loss) before income taxes	318,446	430,113	(111,667)
Income tax expense	(41,090)	(1,442)	(39,648)
Income (loss) from continuing operations	277,356	428,671	(151,315)
Loss from discontinued operations	(13,228)	—	(13,228)
Net income (loss)	264,128	428,671	(164,543)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(25,802)	(10,831)	(14,971)
Operating Partnership	(10,910)	—	(10,910)
Net income (loss) attributable to Vornado	227,416	417,840	(190,424)
Preferred share dividends	(65,399)	—	(65,399)
Net income (loss) attributable to common shareholders for the year ended December 31, 2017	$162,017	$417,840	$(255,823)
Net income attributable to common shareholders for the year ended December 31, 2016	$823,606	$587,793	$235,813

NET OPERATING INCOME AT SHARE BY SEGMENT
(unaudited and in thousands)

	For the Three Months Ended December 31, 2017
	Total	New York	Other
Total revenues	$536,226	$462,597	$73,629
Operating expenses	225,011	195,421	29,590
NOI - consolidated	311,215	267,176	44,039
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,533)	(11,648)	(4,885)
Add: Our share of NOI from partially owned entities	69,175	48,700	20,475
NOI at share	363,857	304,228	59,629
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(21,579)	(21,441)	(138)
NOI at share - cash basis	$342,278	$282,787	$59,491

	For the Three Months Ended December 31, 2016
	Total	New York	Other
Total revenues	$513,974	$443,910	$70,064
Operating expenses	218,020	182,762	35,258
NOI - consolidated	295,954	261,148	34,806
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,083)	(11,829)	(4,254)
Add: Our share of NOI from partially owned entities	75,142	41,465	33,677
NOI at share	355,013	290,784	64,229
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(36,370)	(29,547)	(6,823)
NOI at share - cash basis	$318,643	$261,237	$57,406

	For the Three Months Ended September 30, 2017
	Total	New York	Other
Total revenues	$528,755	$453,609	$75,146
Operating expenses	225,226	192,430	32,796
NOI - consolidated	303,529	261,179	42,350
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,171)	(11,464)	(4,707)
Add: Our share of NOI from partially owned entities	66,876	48,779	18,097
NOI at share	354,234	298,494	55,740
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(22,307)	(21,092)	(1,215)
NOI at share - cash basis	$331,927	$277,402	$54,525
________________________________________
See appendix page vi for details of net operating income components.

NET OPERATING INCOME AT SHARE BY SEGMENT
(unaudited and in thousands)

	For the Year Ended December 31, 2017
	Total	New York	Other
Total revenues	$2,084,126	$1,779,307	$304,819
Operating expenses	886,596	756,670	129,926
NOI - consolidated	1,197,530	1,022,637	174,893
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(65,311)	(45,899)	(19,412)
Add: Our share of NOI from partially owned entities	269,164	189,327	79,837
NOI at share	1,401,383	1,166,065	235,318
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(86,842)	(79,202)	(7,640)
NOI at share - cash basis	$1,314,541	$1,086,863	$227,678

	For the Year Ended December 31, 2016
	Total	New York	Other
Total revenues	$2,003,742	$1,713,374	$290,368
Operating expenses	844,566	716,754	127,812
NOI - consolidated	1,159,176	996,620	162,556
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(66,182)	(47,480)	(18,702)
Add: Our share of NOI from partially owned entities	271,114	159,386	111,728
NOI at share	1,364,108	1,108,526	255,582
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(170,477)	(143,239)	(27,238)
NOI at share - cash basis	$1,193,631	$965,287	$228,344
________________________________________
See appendix page vi for details of net operating income components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT
(unaudited and in thousands)

	For the Three Months Ended
	December 31,		September 30, 2017	For the Year Ended December 31,
	2017	2016		2017	2016
NOI at share:
New York:
Office	$189,481	$174,609	$185,169	$721,183	$662,221
Retail	90,853	93,117	90,088	359,944	364,953
Residential	5,920	6,158	5,981	24,370	25,060
Alexander's	11,656	11,495	11,937	47,302	47,295
Hotel Pennsylvania	6,318	5,405	5,319	13,266	8,997
Total New York	304,228	290,784	298,494	1,166,065	1,108,526

Other:
theMART	24,249	22,749	26,019	102,339	98,498
555 California Street	12,003	10,578	11,519	47,588	45,848
Other investments	23,377	30,902	18,202	85,391	111,236
Total Other	59,629	64,229	55,740	235,318	255,582

Total NOI at share	$363,857	$355,013	$354,234	$1,401,383	$1,364,108

NOI at share - cash basis:
New York:
Office	$175,787	$157,679	$172,741	$678,839	$593,785
Retail	83,320	80,817	81,612	324,318	292,019
Residential	5,325	5,560	5,417	21,626	22,285
Alexander's	12,004	11,743	12,280	48,683	48,070
Hotel Pennsylvania	6,351	5,438	5,352	13,397	9,128
Total New York	282,787	261,237	277,402	1,086,863	965,287

Other:
theMART	24,396	21,660	25,417	99,242	92,571
555 California Street	11,916	8,702	10,889	45,281	32,601
Other investments	23,179	27,044	18,219	83,155	103,172
Total Other	59,491	57,406	54,525	227,678	228,344

Total NOI at share - cash basis	$342,278	$318,643	$331,927	$1,314,541	$1,193,631

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)
	December 31, 2017	December 31, 2016	(Decrease) Increase
ASSETS
Real estate, at cost:
Land	$3,143,648	$3,130,825	$12,823
Buildings and improvements	9,898,605	9,684,144	214,461
Development costs and construction in progress	1,615,101	1,278,941	336,160
Leasehold improvements and equipment	98,941	93,910	5,031
Total	14,756,295	14,187,820	568,475
Less accumulated depreciation and amortization	(2,885,283)	(2,581,514)	(303,769)
Real estate, net	11,871,012	11,606,306	264,706
Cash and cash equivalents	1,817,655	1,501,027	316,628
Restricted cash	97,157	95,032	2,125
Marketable securities	182,752	203,704	(20,952)
Tenant and other receivables, net	58,700	61,069	(2,369)
Investments in partially owned entities	1,056,829	1,378,254	(321,425)
Real estate fund investments	354,804	462,132	(107,328)
Receivable arising from the straight-lining of rents, net	926,711	885,167	41,544
Deferred leasing costs, net	403,492	354,997	48,495
Identified intangible assets, net	159,260	189,668	(30,408)
Assets related to discontinued operations	1,357	3,568,613	(3,567,256)
Other assets	468,205	508,878	(40,673)
Total Assets	$17,397,934	$20,814,847	$(3,416,913)

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$8,137,139	$8,113,248	$23,891
Senior unsecured notes, net	843,614	845,577	(1,963)
Unsecured term loan, net	748,734	372,215	376,519
Unsecured revolving credit facilities	—	115,630	(115,630)
Accounts payable and accrued expenses	415,794	397,134	18,660
Deferred revenue	227,069	276,276	(49,207)
Deferred compensation plan	109,177	121,183	(12,006)
Liabilities related to discontinued operations	3,620	1,259,443	(1,255,823)
Preferred shares to be redeemed on January 4 and 11, 2018	455,514	—	455,514
Other liabilities	464,635	417,199	47,436
Total liabilities	11,405,296	11,917,905	(512,609)
Redeemable noncontrolling interests	984,937	1,278,446	(293,509)
Vornado shareholders' equity	4,337,652	6,898,519	(2,560,867)
Noncontrolling interests in consolidated subsidiaries	670,049	719,977	(49,928)
Total Liabilities, Redeemable Noncontrolling Interests and Equity	$17,397,934	$20,814,847	$(3,416,913)

CAPITAL STRUCTURE (PRO FORMA(1))
(unaudited and in thousands, except per share and per unit amounts)
			December 31, 2017
Debt (contractual balances) (non-GAAP):
Consolidated debt (2):
Mortgages payable			$8,203,839
Senior unsecured notes			850,000
$750 Million unsecured term loan			750,000
$2.5 Billion unsecured revolving credit facilities			—
			9,803,839
Pro rata share of debt of non-consolidated entities (excluding $1,857,387 of Toys' debt)			3,430,889
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)			(601,374)
			12,633,354
	Shares/Units	Par Value
Perpetual Preferred(1):
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (177,100 units @ $25 per unit)			4,428
5.70% Series K preferred shares	12,000	25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
			924,928

	Converted Shares	December 31, 2017 Common Share Price
Equity:
Common shares	189,984	$78.18	14,852,949
Class A units	11,654	78.18	911,110
Convertible share equivalents:
Equity awards - unit equivalents	875	78.18	68,407
D-13 preferred units	597	78.18	46,673
G1-G4 units	50	78.18	3,909
Series A preferred shares	38	78.18	2,971
			15,886,019

Total Market Capitalization			$29,444,301
____________________

(1)
In December 2017, we called for redemption all of the outstanding 6.625% Series G and 6.625% Series I cumulative redeemable preferred shares. These shares were redeemed on January 4 and 11, 2018. As a result, we reclassed to liabilities all of the outstanding shares in the aggregate amount of $455,514 on our consolidated balance sheets as of December 31, 2017.

(2)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in Appendix: Non-GAAP Reconciliations.

DEBT ANALYSIS
(unaudited and in thousands)
	As of December 31, 2017
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$9,803,839	3.53%	$3,492,133	3.19%	$6,311,706	3.72%
Pro rata share of debt of non-consolidated entities:
Toys	1,857,387	8.87%	1,269,522	8.20%	587,865	10.31%
All other	3,430,889	4.22%	1,395,001	3.24%	2,035,888	4.89%
Total	15,092,115	4.35%	6,156,656	4.24%	8,935,459	4.42%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)	(601,374)		(145,609)		(455,765)
Company's pro rata share of total debt	$14,490,741	4.37%	$6,011,047	4.26%	$8,479,694	4.44%
.

Debt Covenant Ratios:(2)	Senior Unsecured Notes			Unsecured Revolving Credit Facilities and Unsecured Term Loan
		Actual
	Required	Due 2022	Due 2025	Required	Actual
Total outstanding debt/total assets(3)	Less than 65%	47%	45%	Less than 60%	36%
Secured debt/total assets	Less than 50%	38%	36%	Less than 50%	29%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.79	2.79		N/A
Fixed charge coverage		N/A	N/A	Greater than 1.40	2.44
Unencumbered assets/unsecured debt	Greater than 150%	456%	480%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	N/A	Less than 60%	18%
Unencumbered coverage ratio		N/A	N/A	Greater than 1.50	8.67

Unencumbered EBITDA (non-GAAP):	Q4 2017
Annualized
New York	$477,944
Other	33,756
Total	$511,700
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in Appendix: Non-GAAP Reconciliations.

(2)
Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable.  The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(3)
Total assets include EBITDA capped at 7.5% under the senior unsecured notes due 2022, 7.0% under the senior unsecured notes due 2025 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP)
(unaudited and in thousands)
Property	Maturity Date (1)	Spread over LIBOR		Interest Rate	2018	2019	2020	2021	2022	Thereafter	Total
828-850 Madison Avenue Retail Condominium	06/18			5.29%	$80,000	$—	$—	$—	$—	$—	$80,000
33-00 Northern Boulevard	10/18		(2)	4.43%	59,752	—	—	—	—	—	59,752
435 Seventh Avenue - retail	08/19	L+225		3.74%	—	96,780	—	—	—	—	96,780
4 Union Square South - retail	11/19	L+215		3.51%	—	114,028	—	—	—	—	114,028
150 West 34th Street	06/20	L+225		3.65%	—	—	205,000	—	—	—	205,000
100 West 33rd Street - office and retail	07/20	L+165		3.03%	—	—	580,000	—	—	—	580,000
220 Central Park South	09/20	L+200		3.57%	—	—	950,000	—	—	—	950,000
Unsecured Term Loan	10/20	L+115		2.68%	—	—	750,000	—	—	—	750,000
Eleven Penn Plaza	12/20			3.95%	—	—	450,000	—	—	—	450,000
888 Seventh Avenue	12/20		(3)	3.15%	—	—	375,000	—	—	—	375,000
Borgata Land	02/21			5.14%	—	—	—	55,606	—	—	55,606
770 Broadway	03/21		(4)	2.56%	—	—	—	700,000	—	—	700,000
909 Third Avenue	05/21			3.91%	—	—	—	350,000	—	—	350,000
606 Broadway	05/21	L+300		4.43%	—	—	—	38,458	—	—	38,458
555 California Street	09/21			5.10%	—	—	—	569,215	—	—	569,215
theMART	09/21			2.70%	—	—	—	675,000	—	—	675,000
655 Fifth Avenue	10/21	L+140		2.76%	—	—	—	140,000	—	—	140,000
Two Penn Plaza	12/21		(5)	4.26%	—	—	—	575,000	—	—	575,000
Senior unsecured notes due 2022	01/22			5.00%	—	—	—	—	400,000	—	400,000
$1.25 Billion unsecured revolving credit facility	02/22	L+100		—%	—	—	—	—	—	—	—
1290 Avenue of the Americas	11/22			3.34%	—	—	—	—	950,000	—	950,000
697-703 Fifth Avenue (St. Regis - retail)	12/22	L+180		3.16%	—	—	—	—	450,000	—	450,000
$1.25 Billion unsecured revolving credit facility	01/23	L+100		—%	—	—	—	—	—	—	—
666 Fifth Avenue Retail Condominium	03/23			3.61%	—	—	—	—	—	390,000	390,000
Senior unsecured notes due 2025	01/25			3.50%	—	—	—	—	—	450,000	450,000
350 Park Avenue	01/27			3.92%	—	—	—	—	—	400,000	400,000
Total consolidated debt (contractual)					$139,752	$210,808	$3,310,000	$3,103,279	$1,800,000	$1,240,000	$9,803,839

Weighted average rate					4.92%	3.62%	3.28%	3.60%	3.67%	3.67%	3.53%

Fixed rate debt					$139,752	$—	$825,000	$2,756,954	$1,350,000	$1,240,000	$6,311,706
Fixed weighted average rate expiring					4.92%	—%	3.59%	3.67%	3.83%	3.67%	3.72%
Floating rate debt					$—	$210,808	$2,485,000	$346,325	$450,000	$—	$3,492,133
Floating weighted average rate expiring					—%	3.62%	3.18%	3.07%	3.16%	—%	3.19%
____________________________________________________________________________________________________________________________________

(1)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)
Refinanced on January 5, 2018. The new seven-year loan at LIBOR plus 1.80%, which was swapped to a fixed rate of 4.14%. The loan is interest-only for the first five years and includes principal amortization of $1,800,000 per annum beginning in year six.

(3)	Pursuant to an existing swap agreement, the loan bears interest at 3.15% through December 2020. The rate was swapped from LIBOR plus 1.60% (2.96% as of December 31, 2017).

(4)	Pursuant to an existing swap agreement, the loan bears interest at 2.56% through September 2020. The rate was swapped from LIBOR plus 1.75% (3.15% as of December 31, 2017).

(5)
Pursuant to an existing swap agreement, $407,000 of the loan bears interest at a fixed rate of 4.78% through March 2018, and the balance of the $168,000 floats through March 2018. The entire $575,000 will float thereafter for the duration of the loan.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
			As of December 31, 2017
				Contractual Debt Balances (non-GAAP)
Joint Venture Name	Asset Category	Percentage Ownership at December 31, 2017	Company's Carrying Amount	Company's Pro rata Share	100% of Joint Venture
Alexander's, Inc.	Office/Retail	32.4%	$126,400	$405,791	$1,252,440

PREIT	Retail	8.0%	66,572	126,796	1,586,045

UE	Retail	4.5%	46,152	63,963	1,415,806

Partially owned office buildings/land:
One Park Avenue	Office/Retail	55.0%	128,213	165,000	300,000
280 Park Avenue	Office/Retail	50.0%	120,346	600,000	1,200,000
650 Madison Avenue	Office/Retail	20.1%	112,875	161,024	800,000
512 West 22nd Street	Office/Retail	55.0%	60,629	36,336	66,066
West 57th Street properties	Office/Retail/Land	50.0%	42,852	10,000	20,000
61 Ninth Avenue	Office/Retail	45.1%	29,455	23,983	53,178
825 Seventh Avenue	Office	50.0%	7,557	10,250	20,500
85 Tenth Avenue	Office/Retail	49.9%	(1,617)	311,875	625,000
Other	Office/Retail	Various	4,083	17,465	50,150

Other investments:
Independence Plaza	Residential/Retail	50.1%	142,486	275,550	550,000
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	43,376	19,118	37,925
666 Fifth Avenue Office Condominium	Office/Retail	49.5%	37,136	699,492	1,413,114
Moynihan Office Building	Office/Retail	50.1%	33,328	105,345	210,269
Other	Various	Various	56,986	1,972,288	6,390,075
			$1,056,829	$5,004,276	$15,990,568

330 Madison Avenue(1)	Office	25.0%	$(53,999)	$125,000	$500,000
7 West 34th Street(2)	Office/Retail	53.0%	(47,369)	159,000	300,000
			$(101,368)	$284,000	$800,000
____________________

(1)	Our negative basis resulted from a refinancing distribution and is included in "other liabilities" on our consolidated balance sheets.

(2)	Our negative basis results from a deferred gain from the sale of a 47.0% ownership interest in the property in May 2016 and is included in "other liabilities" on our consolidated balance sheets.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage Ownership at December 31, 2017	Our Share of Net Income (Loss) for the Three Months Ended December 31,			Our Share of NOI (non-GAAP) for the Three Months Ended December 31,
		2017	2016		2017	2016
Joint Venture Name
New York:
Alexander's	32.4%	$5,728	$6,830		$11,656	$11,495
One Park Avenue	55.0%	2,208	856		5,272	3,673
Independence Plaza	50.1%	1,180	1,177		5,619	5,482
7 West 34th Street	53.0%	985	1,309		3,386	3,474
650 Madison Avenue	20.1%	(962)	(1,010)		2,581	2,595
280 Park Avenue	50.0%	(807)	(723)		9,654	8,571
330 Madison Avenue	25.0%	740	1,341		2,818	2,332
825 Seventh Avenue	50.0%	674	685		832	842
85 Tenth Avenue(1)	49.9%	(499)	—		4,738	—
West 57th Street Properties	50.0%	(131)	28		208	325
Moynihan Office Building	50.1%	(89)	—		(89)	—
Other, net	Various	(886)	140		634	1,316
		8,141	10,633		47,309	40,105

Other:
666 Fifth Avenue Office Condominium	49.5%	(3,042)	(7,869)		5,433	5,322
Alexander's corporate fee income	32.4%	1,682	1,463		1,682	1,463
UE	4.5%	1,017	1,316		3,014	3,159
Rosslyn Plaza(2)	43.7% to 50.4%	(422)	(901)		851	1,015
PREIT	8.0%	155	(450)		5,046	5,523
Suffolk Downs	21.2%	(23)	394		(23)	429
85 Tenth Avenue(1)	49.9%	—	172,553		—	13,766
Other, net(2)	Various	2,114	(12,083)	(3)	4,472	3,000
		1,481	154,423		20,475	33,677

		$9,622	$165,056		$67,784	$73,782

____________________

(1)	2016 includes $160,843 of income from the repayment of our investments in 85 Tenth Avenue loans and preferred equity.

(2)
Our 43.7% to 50.4% interests in Rosslyn Plaza and our 7.5% interest in Fashion Centre Mall/Washington Tower were not included in the spin-off of our Washington, DC segment and have been reclassified to Other. The prior year's presentation has been conformed to the current year.

(3)	2016 includes $13,962 of non-cash impairment loss related to India real estate ventures.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
	Percentage Ownership at December 31, 2017	Our Share of Net Income (Loss) for the Twelve Months Ended December 31,			Our Share of NOI (non-GAAP) for the Twelve Months Ended December 31,
		2017	2016		2017	2016
Joint Venture Name
New York:
Alexander's	32.4%	$25,820	$27,470		$47,302	$47,295
280 Park Avenue	50.0%	(7,289)	(4,850)		36,407	32,436
One Park Avenue	55.0%	5,565	3,370		17,528	14,492
650 Madison Avenue	20.1%	(4,774)	(4,820)		9,511	9,546
Independence Plaza	50.1%	4,345	5,256		21,930	22,044
330 Madison Avenue	25.0%	4,150	5,934		10,121	9,735
7 West 34th Street	53.0%	3,053	3,032		13,543	8,257
825 Seventh Avenue	50.0%	2,673	2,770		3,325	3,408
85 Tenth Avenue(1)	49.9%	(1,290)	—		19,153	—
West 57th Street Properties	50.0%	(131)	84		1,086	1,291
Moynihan Office Building	50.1%	(89)	—		(89)	—
Other, net	Various	(2,474)	907		4,082	5,426
		29,559	39,153		183,899	153,930

Other:
PREIT(2)	8.0%	(53,325)	(5,213)		21,071	22,754
UE(3)	4.5%	27,328	5,839		14,479	12,518
Suffolk Downs(4)	21.2%	26,360	(544)		235	558
666 Fifth Avenue Office Condominium	49.5%	(25,414)	(41,532)		20,636	25,004
Alexander's corporate fee income	32.4%	6,033	6,770		6,033	6,770
Rosslyn Plaza(5)	43.7% to 50.4%	(774)	(3,668)		4,187	4,062
85 Tenth Avenue(1)	49.9%	—	178,072	(1)	—	27,889
Other, net(5)	Various	5,433	(9,929)	(6)	13,196	12,173
		(14,359)	129,795		79,837	111,728

		$15,200	$168,948		$263,736	$265,658

____________________

(1)	2016 includes $160,843 of income from the repayment of our investments in 85 Tenth Avenue loans and preferred equity.

(2)
Based on PREIT’s September 29, 2017 quarter ended closing share price of $10.49, the market value (“fair value” pursuant to ASC Topic 820, Fair Value Measurements) of our investment in PREIT was $65,563 or $44,465 below the carrying amount on our consolidated balance sheet. We concluded that our investment in PREIT was “other-than-temporarily” impaired and recorded a $44,465 non-cash impairment loss on our consolidated statements of income. Our conclusion was based on a sustained trading value of PREIT stock below our carrying amount and our inability to forecast a recovery in the near-term.

(3)	2017 includes a $21,100 net gain resulting from UE operating partnership unit issuances.

(4)
In the second quarter of 2017, we recognized $26,687 of net gains, comprised of $15,314 representing our share of a net gain on the sale of Suffolk Downs and $11,373 representing the net gain on repayment of our debt investments in Suffolk Downs JV.

(5)
Our 43.7% to 50.4% interests in Rosslyn Plaza and our 7.5% interest in Fashion Centre Mall/Washington Tower were not included in the spin-off of our Washington, DC segment and have been reclassified to Other. The prior year's presentation has been conformed to the current year.

(6)	2016 includes $13,962 of non-cash impairment loss related to India real estate ventures.

SQUARE FOOTAGE
(unaudited and square feet in thousands)
		At Vornado's Share
	At 100%		Under Development	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	21,329	17,521	539	16,799	—	183	—
Retail	2,931	2,593	122	—	2,471	—	—
Residential - 1,697 units	1,568	835	—	—	—	—	835
Alexander's (32.4% interest), including 312 residential units	2,437	790	—	288	419	—	83
Hotel Pennsylvania	1,400	1,400	—	—	—	—	1,400
	29,665	23,139	661	17,087	2,890	183	2,318

Other:
theMART	3,689	3,680	—	2,010	109	1,561	—
555 California Street (70% interest)	1,805	1,264	45	1,189	30	—	—
Other	4,280	2,050	862	214	863	—	111
	9,774	6,994	907	3,413	1,002	1,561	111

Total square feet at December 31, 2017	39,439	30,133	1,568	20,500	3,892	1,744	2,429

Total square feet at September 30, 2017	39,433	30,134	1,580	20,486	3,902	1,737	2,429

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,686	11	4,970
theMART	558	4	1,651
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at December 31, 2017	2,823	20	8,168

TOP 30 TENANTS
(unaudited)
Tenants	Square Footage At Share(1)	Annualized Revenues At Share (non-GAAP) (in thousands)(1)	% of Annualized Revenues At Share (non-GAAP)(2)
IPG and affiliates	923,896	$57,162	2.3%
Facebook	435,561	40,781	1.6%
Swatch Group USA	25,633	39,791	1.6%
Macy's	646,434	37,886	1.5%
Victoria's Secret (guaranteed by L Brands, Inc.)	91,427	34,337	1.4%
Bloomberg L.P.	287,898	33,202	1.3%
AXA Equitable Life Insurance	336,646	32,581	1.3%
Google/Motorola Mobility (guaranteed by Google)	728,483	31,717	1.3%
Ziff Brothers Investments, Inc.	287,030	30,225	1.2%
McGraw-Hill Companies, Inc.	479,557	29,810	1.2%
Oath - formerly AOL (Verizon)	327,138	29,747	1.2%
The City of New York	565,846	24,997	1.0%
AMC Networks, Inc.	404,920	24,583	1.0%
Topshop	94,349	23,669	0.9%
Amazon (including its Whole Foods subsidiary)	308,113	23,549	0.9%
Fast Retailing (Uniqlo)	90,732	22,867	0.9%
Madison Square Garden	348,757	22,522	0.9%
Forever 21	127,779	22,420	0.9%
Neuberger Berman Group LLC	288,325	22,231	0.9%
J. Crew	250,635	21,089	0.8%
JCPenney	426,370	19,739	0.8%
Hollister	21,741	19,575	0.8%
Bank of America	232,728	18,658	0.7%
PwC	243,434	17,137	0.7%
Alston & Bird LLP	163,883	13,951	0.6%
New York University	258,395	13,688	0.5%
U.S. Government	578,711	13,458	0.5%
Bryan Cave LLP	150,669	12,689	0.5%
Information Builders, Inc.	229,064	12,423	0.5%
Integrated Holdings Group	131,565	11,672	0.5%
			30.2%
____________________
(1) Includes leases not yet commenced.
(2) See reconciliation of consolidated revenues to our pro rata share of total annualized revenues on page xiv in Appendix: Non-GAAP Reconciliations.

LEASE EXPIRATIONS NEW YORK SEGMENT
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office:	Month to Month	73,000	$3,086,000	$42.27	0.3%

	First Quarter 2018	296,000	19,625,000	66.30	1.7%
	Second Quarter 2018	201,000	15,212,000	75.68	1.3%
	Third Quarter 2018	74,000	6,376,000	86.16	0.6%
	Fourth Quarter 2018	325,000	25,736,000	79.19	2.3%
	Total 2018	896,000	66,949,000	74.72	5.9%
	2019	750,000	51,029,000	68.04	4.5%
	2020	1,394,000	96,261,000	69.05	8.5%
	2021	1,160,000	85,881,000	74.04	7.6%
	2022	792,000	48,215,000	60.88	4.3%
	2023	2,001,000	152,874,000	76.40	13.5%
	2024	1,292,000	101,263,000	78.38	9.0%
	2025	800,000	58,916,000	73.65	5.2%
	2026	1,376,000	101,555,000	73.80	9.0%
	2027	996,000	68,674,000	68.95	6.1%
	Thereafter	4,766,000	295,074,000	61.91	26.1%

Retail:	Month to Month	97,000	$3,461,000	$35.68	0.8%

	First Quarter 2018	25,000	7,565,000	302.60	1.7%
	Second Quarter 2018	21,000	3,156,000	150.29	0.7%
	Third Quarter 2018	42,000	15,954,000	379.86	3.7%
	Fourth Quarter 2018	8,000	1,482,000	211.71	0.3%
	Total 2018	96,000	28,157,000	293.30	6.4%
	2019	204,000	35,085,000	171.99	8.0%
	2020	69,000	10,388,000	150.55	2.4%
	2021	67,000	11,613,000	173.33	2.7%
	2022	19,000	4,913,000	258.58	1.1%
	2023	90,000	38,199,000	424.43	8.8%
	2024	155,000	63,852,000	411.95	14.6%
	2025	41,000	17,777,000	433.59	4.1%
	2026	135,000	42,626,000	315.75	9.8%
	2027	31,000	21,204,000	684.00	4.9%
	Thereafter	916,000	158,646,000	173.19	36.4%
____________________
(1) Excludes storage, vacancy and other.

LEASE EXPIRATIONS theMART
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	23,000	$1,042,000	$45.30	0.7%

	First Quarter 2018	30,000	1,460,000	48.67	1.0%
	Second Quarter 2018	15,000	728,000	48.53	0.5%
	Third Quarter 2018	182,000	6,728,000	36.97	4.5%
	Fourth Quarter 2018	50,000	2,302,000	46.04	1.5%
	Total 2018	277,000	11,218,000	40.50	7.5%
	2019	162,000	8,146,000	50.28	5.4%
	2020	295,000	13,064,000	44.28	8.7%
	2021	350,000	15,030,000	42.94	10.0%
	2022	609,000	25,990,000	42.68	17.3%
	2023	247,000	10,777,000	43.63	7.1%
	2024	217,000	8,776,000	40.44	5.8%
	2025	307,000	13,969,000	45.50	9.3%
	2026	176,000	7,702,000	43.76	5.1%
	2027	112,000	4,972,000	44.39	3.3%
	Thereafter	789,000	29,817,000	37.79	19.8%
____________________
(1) Excludes storage, vacancy and other.

LEASE EXPIRATIONS 555 California Street
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	—%

	First Quarter 2018	—	—	—	—%
	Second Quarter 2018	6,000	364,000	60.67	0.4%
	Third Quarter 2018	2,000	148,000	74.00	0.2%
	Fourth Quarter 2018	—	—	—	—%
	Total 2018	8,000	512,000	64.00	0.6%
	2019	47,000	3,324,000	70.72	4.1%
	2020	101,000	6,247,000	61.85	7.7%
	2021	68,000	4,587,000	67.46	5.6%
	2022	37,000	2,765,000	74.73	3.4%
	2023	132,000	9,007,000	68.23	11.1%
	2024	79,000	6,433,000	81.43	7.9%
	2025	343,000	23,274,000	67.85	28.6%
	2026	95,000	6,402,000	67.39	7.9%
	2027	65,000	5,164,000	79.45	6.4%
	Thereafter	145,000	13,593,000	93.74	16.7%
____________________
(1) Excludes storage, vacancy and other.

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below is based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP.  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)
	New York			555 California Street
	Office	Retail	theMART
Three Months Ended December 31, 2017
Total square feet leased	319	39	118	153
Our share of square feet leased:	281	29	118	107
Initial rent (1)	$76.07	$412.74	$46.13	$95.73
Weighted average lease term (years)	7.0	11.4	6.1	5.3
Second generation relet space:
Square feet	205	17	112	106
GAAP basis:
Straight-line rent (2)	$75.85	$205.33	$46.83	$101.46
Prior straight-line rent	$70.69	$123.24	$39.12	$80.09
Percentage increase	7.3%	66.6%	19.7%	26.7%
Cash basis (non-GAAP):
Initial rent (1)	$78.02	$181.52	$46.23	$97.45
Prior escalated rent	$72.98	$117.40	$42.50	$87.40
Percentage increase	6.9%	54.6%	8.8%	11.5%
Tenant improvements and leasing commissions:
Per square foot	$71.35	$332.74	$17.79	$41.94
Per square foot per annum	$10.19	$29.19	$2.92	$7.91
Percentage of initial rent	13.4%	7.1%	6.3%	8.3%
____________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents.  Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY
(unaudited)
The leasing activity and related statistics in the table below is based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP.  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)
	New York			555 California Street
	Office	Retail	theMART
Year Ended December 31, 2017
Total square feet leased	1,867	126	345	285
Our share of square feet leased:	1,469	97	345	200
Initial rent (1)	$78.72	$318.67	$47.60	$88.42
Weighted average lease term (years)	8.1	7.6	6.6	7.2
Second generation relet space:
Square feet	1,018	61	319	152
GAAP basis:
Straight-line rent (2)	$74.28	$171.74	$47.93	$99.53
Prior straight-line rent	$65.85	$135.81	$38.04	$80.15
Percentage increase	12.8%	26.5%	26.0%	24.2%
Cash basis (non-GAAP):
Initial rent (1)	$76.03	$159.53	$47.55	$94.14
Prior escalated rent	$69.19	$127.18	$40.77	$84.76
Percentage increase	9.9%	25.4%	16.6%	11.1%
Tenant improvements and leasing commissions:
Per square foot	$73.97	$209.76	$33.86	$74.38
Per square foot per annum	$9.13	$27.60	$5.13	$10.33
Percentage of initial rent	11.6%	8.7%	10.8%	11.7%
____________________

(1)	Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below is based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance GAAP.  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)
	New York			555 California Street
	Office	Retail	theMART
Year Ended December 31, 2016
Total square feet leased	2,241	111	270	151
Our share of square feet leased:	1,842	90	269	106
Initial rent (1)	$72.56	$285.17	$48.16	$77.25
Weighted average lease term (years)	8.8	9.1	6.4	8.4
Second generation relet space:
Square feet	1,667	69	221	69
GAAP basis:
Straight-line rent (2)	$71.52	$204.95	$50.74	$82.69
Prior straight-line rent	$59.75	$166.14	$40.43	$66.92
Percentage increase	19.7%	23.4%	25.5%	23.6%
Percentage increase inclusive of 3 square foot Dyson lease at 640 Fifth Avenue		94.9%
Cash basis (non-GAAP):
Initial rent (1)	$71.82	$194.35	$49.65	$79.69
Prior escalated rent	$61.62	$173.70	$43.43	$66.51
Percentage increase	16.6%	11.9%	14.3%	19.8%
Percentage increase inclusive of 3 square foot Dyson lease at 640 Fifth Avenue		70.1%
Tenant improvements and leasing commissions:
Per square foot	$64.44	$184.74	$35.62	$76.29
Per square foot per annum	$7.32	$20.30	$5.57	$9.08
Percentage of initial rent	10.1%	7.1%	11.6%	11.8%
____________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents.  Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

OCCUPANCY, SAME STORE NOI AT SHARE AND NOI AT SHARE - CASH BASIS (NON-GAAP)
(unaudited)
	New York	theMART	555 California Street
Occupancy rate at:
December 31, 2017	97.2%	98.6%	94.2%
September 30, 2017	96.9%	98.7%	94.2%
December 31, 2016	96.5%	98.9%	92.4%

Same store NOI at share % increase (decrease)(1):
Three months ended December 31, 2017 compared to December 31, 2016	2.8%	7.1%		10.4%
Year ended December 31, 2017 compared to December 31, 2016	2.7%	4.2%	(2)	1.9%
Three months ended December 31, 2017 compared to September 30, 2017	1.8%	(7.1)%	(3)	4.2%

Same store NOI at share - cash basis % increase (decrease)(1):
Three months ended December 31, 2017 compared to December 31, 2016	7.0%	13.7%		32.4%
Year ended December 31, 2017 compared to December 31, 2016	11.3%	7.6%	(2)	36.0%
Three months ended December 31, 2017 compared to September 30, 2017	1.7%	(4.4)%	(3)	9.4%
____________________

(1)	See pages viii through xiii in the Appendix: Non-GAAP reconciliations for same store NOI reconciliations.

(2)
The year ended December 31, 2016 includes a $2,000,000 reversal of an expense accrued in 2015. Excluding this amount, same store NOI increased by 6.4% and same store NOI - cash basis increased by 10.0%.

(3)	Excluding tradeshows seasonality, same store NOI increased by 0.3% and same store NOI - cash basis increased by 3.9%.

RESIDENTIAL STATISTICS in service
(unaudited)
		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
December 31, 2017	2,009	981	96.7%	$3,722
September 30, 2017	2,008	980	94.4%	$3,642
December 31, 2016	2,004	977	95.7%	$3,576

DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF DECEMBER 31, 2017
(unaudited and in thousands, except square feet)

			(At Share)						Full Quarter Stabilized Operations
		Property Rentable Sq. Ft.	Excluding Land Costs					Initial Occupancy
Current Projects:	Segment		Incremental Budget	Amount Expended		% Complete	Start
220 Central Park South - residential condominiums	Other	397,000	$1,400,000	$890,000	(1)	63.6%	Q3 2012	N/A	N/A
Moynihan Office Building - (50.1% interest)(2)	New York	850,000	400,000	20,862		5.2%	Q2 2017	Q3 2020	Q2 2022
61 Ninth Avenue - office/retail (45.1% interest)(3)	New York	170,000	69,000	47,482		68.8%	Q1 2016	Q1 2018	Q2 2019
512 West 22nd Street - office/retail (55.0% interest)	New York	173,000	72,000	40,640	(4)	56.4%	Q4 2015	Q3 2018	Q1 2020
345 Montgomery Street (555 California Street) (70.0% interest)	Other	64,000	32,000	1,904	(5)	6.0%	Q1 2018	Q3 2019	Q3 2020
606 Broadway - office/retail (50.0% interest)	New York	34,000	30,000	17,095	(6)	57.0%	Q2 2016	Q4 2018	Q2 2020
825 Seventh Avenue - office (50.0% interest)	New York	165,000	15,000	915		6.1%	Q2 2018	Q1 2020	Q1 2021
One Penn Plaza - renovation	New York	2,530,000		1,610		—	Q4 2017	N/A	N/A
Total current projects				$1,020,508

Future Opportunities:	Segment	Property Zoning Sq. Ft.
Penn Plaza - multiple opportunities - office/residential/retail	New York	TBD
Hotel Pennsylvania - mixed use	New York	2,052,000
260 Eleventh Avenue - office	New York	300,000

Undeveloped Land:
29, 31, 33 West 57th Street (50.0% interest)	New York	150,000
527 West Kinzie, Chicago	Other	330,000
Total undeveloped land		480,000
____________________
(1) Excludes land cost of $515,426.
(2) Excludes $115,230 for our share of the upfront contribution of $230,000. The building is subject to a ground lease which expires in 2116.
(3) The building is subject to a ground lease which expires in 2115.
(4) Excludes land and acquisition costs of $57,000.
(5) Excludes land and building costs of $31,000.
(6) Excludes land and acquisition costs of $22,703.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
CONSOLIDATED
(unaudited and in thousands, except per square foot amounts)

	Year Ended December 31,
	2017	2016		2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$100,556	$114,031		$125,215
Tenant improvements	89,696	86,630		153,696
Leasing commissions	30,165	38,938		50,081
Non-recurring capital expenditures	80,461	55,636		116,875
Total capital expenditures and leasing commissions (accrual basis)	300,878	295,235		445,867
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	153,511	268,101		156,753
Expenditures to be made in future periods for the current period	(142,877)	(117,910)		(222,469)
Total capital expenditures and leasing commissions (cash basis)	$311,512	$445,426		$380,151

Our share of square feet leased	2,111	2,307		2,751
Tenant improvements and leasing commissions per square foot per annum	$9.51	$7.79		$9.10
Percentage of initial rent	11.1%	10.0%		9.8%

	Year Ended December 31,
	2017	2016		2015
Development and redevelopment expenditures:
220 Central Park South	$265,791	$303,974		$158,014
606 Broadway	15,997	4,234		—
90 Park Avenue	7,523	33,308		29,937
Penn Plaza	7,107	11,904		17,701
345 Montgomery Street (555 California Street)	5,950	434		114
theMART	5,682	24,788		—
304 Canal Street	3,973	5,941		1,405
Marriott Marquis Times Square - retail and signage	1,982	9,283		21,929
640 Fifth Avenue	1,648	46,282		17,899
Wayne Towne Center	1,478	8,461		20,633
330 West 34th Street	305	5,492		32,613
Other	38,416	152,464	(1)	190,574	(1)
	$355,852	$606,565		$490,819
____________________

(1)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
NEW YORK SEGMENT
(unaudited and in thousands, except per square foot amounts)

	Year Ended December 31,
	2017	2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$73,745	$67,239	$57,752
Tenant improvements	42,475	63,995	68,869
Leasing commissions	21,183	32,475	35,099
Non-recurring capital expenditures	68,977	41,322	81,240
Total capital expenditures and leasing commissions (accrual basis)	206,380	205,031	242,960
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	101,500	159,144	93,105
Expenditures to be made in future periods for the current period	(90,798)	(100,151)	(118,911)
Total capital expenditures and leasing commissions (cash basis)	$217,082	$264,024	$217,154

Our share of square feet leased	1,566	1,932	1,920
Tenant improvements and leasing commissions per square foot per annum	$10.21	$7.98	$10.20
Percentage of initial rent	10.9%	9.7%	8.9%

	Year Ended December 31,
	2017	2016	2015
Development and redevelopment expenditures:
606 Broadway	$15,997	$4,234	$—
90 Park Avenue	7,523	33,308	29,937
Penn Plaza	7,107	11,904	17,701
304 Canal Street	3,973	5,941	1,405
Marriott Marquis Times Square - retail and signage	1,982	9,283	21,929
640 Fifth Avenue	1,648	46,282	17,899
330 West 34th Street	305	5,492	32,613
Other	4,839	1,759	6,695
	$43,374	$118,203	$128,179

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
theMART
(unaudited and in thousands)
	Year Ended December 31,
	2017	2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$11,725	$16,343	$33,958
Tenant improvements	9,423	6,722	30,246
Leasing commissions	1,190	1,355	7,175
Non-recurring capital expenditures	1,092	1,518	411
Total capital expenditures and leasing commissions (accrual basis)	23,430	25,938	71,790
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	8,784	24,314	16,849
Expenditures to be made in future periods for the current period	(9,011)	1,654	(37,949)
Total capital expenditures and leasing commissions (cash basis)	$23,203	$51,906	$50,690

Our share of square feet leased	345	269	762
Tenant improvements and leasing commissions per square foot per annum	$5.13	$5.57	$6.02
Percentage of initial rent	10.8%	11.6%	15.6%

	Year Ended December 31,
	2017	2016	2015
Development and redevelopment expenditures:
Common area enhancements	$5,682	$24,788	$—
Other	459	1,384	588
	$6,141	$26,172	$588

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
555 CALIFORNIA STREET
(unaudited and in thousands)

	Year Ended December 31,
	2017	2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$7,893	$5,704	$7,916
Tenant improvements	6,652	3,201	3,084
Leasing commissions	2,147	1,041	1,046
Non-recurring capital expenditures	6,208	3,900	796
Total capital expenditures and leasing commissions (accrual basis)	22,900	13,846	12,842
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	17,906	12,708	10,994
Expenditures to be made in future periods for the current period	(3,301)	(3,056)	7,618
Total capital expenditures and leasing commissions (cash basis)	$37,505	$23,498	$31,454

Our share of square feet leased	200	106	69
Tenant improvements and leasing commissions per square foot per annum	$10.33	$9.08	$8.13
Percentage of initial rent	11.7%	11.8%	9.7%

	Year Ended December 31,
	2017	2016	2015
Development and redevelopment expenditures:
345 Montgomery Street	$5,950	$434	$114
Other	6,465	8,716	146
	$12,415	$9,150	$260

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
OTHER
(unaudited and in thousands)

	Year Ended December 31,
	2017	2016		2015
Capital expenditures (accrual basis)(1):
Expenditures to maintain assets	$7,193	$24,745		$25,589
Tenant improvements	31,146	12,712		51,497
Leasing commissions	5,645	4,067		6,761
Non-recurring capital expenditures	4,184	8,896		34,428
Total capital expenditures and leasing commissions (accrual basis)	48,168	50,420		118,275
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	25,321	71,935		35,805
Expenditures to be made in future periods for the current period	(39,767)	(16,357)		(73,227)
Total capital expenditures and leasing commissions (cash basis)	$33,722	$105,998		$80,853

	Year Ended December 31,
	2017	2016		2015
Development and redevelopment expenditures:
220 Central Park South	$265,791	$303,974		$158,014
Wayne Towne Center	1,478	8,461		20,633
Other	26,653	140,605	(2)	183,145	(2)
	$293,922	$453,040		$361,792
____________________

(1)
Effective July 17, 2017, the date of the spin-off of our Washington, DC segment, capital expenditures and leasing commissions by our former Washington, DC segment have been reclassified to the Other segment. We have reclassified the prior period capital expenditures and leasing commissions to conform to the current prior period presentation.

(2)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, Lion Resources,
(ground leased through 2098)								Parsons Brinckerhoff, Symantec Corporation,
-Office	100.0%	91.7%	$63.73	2,259,000	2,259,000	—		United Health Care, URS Corporation Group Consulting
								Bank of America, Kmart Corporation,
-Retail	100.0%	99.2%	133.10	271,000	271,000	—		Shake Shack, Starbucks
	100.0%	92.5%	71.16	2,530,000	2,530,000	—	$—

Two Penn Plaza								EMC, Information Builders, Inc.,
-Office	100.0%	98.7%	59.32	1,589,000	1,589,000	—	575,000	Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	96.0%	214.86	45,000	45,000	—	—	Chase Manhattan Bank
	100.0%	98.7%	63.61	1,634,000	1,634,000	—	575,000

Eleven Penn Plaza
-Office	100.0%	99.7%	59.59	1,114,000	1,114,000	—	450,000	Macy's, Madison Square Garden, AMC Networks, Inc.
								PNC Bank National Association, Starbucks,
-Retail	100.0%	85.2%	147.25	38,000	38,000	—	—	Madison Square Garden
	100.0%	99.2%	62.48	1,152,000	1,152,000	—	450,000

100 West 33rd Street
-Office	100.0%	98.2%	62.52	855,000	855,000	—	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	97.4%	129.60	256,000	256,000	—	181,598	JCPenney, Aeropostale, Express, Starbucks

330 West 34th Street
(ground leased through 2149 -
34.8% ownership interest in the land)								New York & Company, Inc., Structure Tone,
-Office	100.0%	95.0%	62.25	691,000	691,000	—	50,150	Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	—	—	18,000	18,000	—	—
	100.0%	92.6%	62.25	709,000	709,000	—	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	n/a	43,000	43,000	—	96,780	Hennes & Mauritz

7 West 34th Street
-Office	53.0%	100.0%	65.06	458,000	458,000	—	300,000	Amazon
-Retail	53.0%	71.8%	293.50	21,000	21,000	—	—	Amazon
	53.0%	98.8%	75.07	479,000	479,000	—	300,000

484 Eighth Avenue
-Retail	100.0%	—	—	16,000	—	16,000	—

431 Seventh Avenue
-Retail	100.0%	100.0%	263.93	10,000	10,000	—	—

488 Eighth Avenue
-Retail	100.0%	100.0%	88.30	6,000	6,000	—	—

267 West 34th Street
-Retail	100.0%	—	—	6,000	—	6,000	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF (1)		Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Penn Plaza (Continued):
138-142 West 32nd Street
-Retail	100.0%	35.3%	$66.84		8,000	8,000	—	$—

150 West 34th Street
-Retail	100.0%	100.0%	71.89		78,000	78,000	—	205,000	Old Navy

137 West 33rd Street
-Retail	100.0%	100.0%	93.76		3,000	3,000	—	—

265 West 34th Street
-Retail	100.0%	—	—		3,000	—	3,000	—

131-135 West 33rd Street
-Retail	100.0%	100.0%	41.90		23,000	23,000	—	—

486 Eighth Avenue
-Retail	100.0%	—	—		3,000	—	3,000	—

Total Penn Plaza					7,814,000	7,786,000	28,000	2,256,930
Midtown East:
909 Third Avenue									IPG and affiliates, Forest Laboratories,
(ground leased through 2063)									Geller & Company, Morrison Cohen LLP, Robeco USA Inc.,
-Office	100.0%	97.6%	60.05	(3)	1,347,000	1,347,000	—	350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street
(ground leased through 2098)
-Office	100.0%	94.7%	74.29		539,000	539,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	13.1%	17.86		3,000	3,000	—
	100.0%	94.3%	73.98		542,000	542,000	—	—

715 Lexington Avenue
-Retail	100.0%	35.9%	247.77		23,000	23,000	—	—	New York & Company, Inc, Zales, Jonathan Adler

966 Third Avenue
-Retail	100.0%	100.0%	93.45		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	—	—		6,000	6,000	—	—

Total Midtown East					1,925,000	1,925,000	—	350,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown West:
888 Seventh Avenue								TPG-Axon Capital, Lone Star US Acquisitions LLC,
(ground leased through 2067)								Pershing Square Capital Management
-Office	100.0%	97.3%	$93.26	874,000	874,000	—	$375,000	Vornado Executive Headquarters
-Retail	100.0%	100.0%	260.93	15,000	15,000	—	—	Redeye Grill L.P.
	100.0%	97.3%	96.09	889,000	889,000	—	375,000

57th Street - 2 buildings
-Office	50.0%	84.6%	47.87	81,000	81,000	—	20,000
-Retail	50.0%	100.0%	134.77	22,000	22,000	—	—
	50.0%	87.9%	66.43	103,000	103,000	—	20,000

825 Seventh Avenue
-Office	50.0%	100.0%	78.70	165,000	165,000	—	20,500	Young & Rubicam
-Retail	100.0%	100.0%	272.80	4,000	4,000	—	—	Lindy's
	51.2%	100.0%	83.29	169,000	169,000	—	20,500

Total Midtown West				1,161,000	1,161,000	—	415,500
Park Avenue:
280 Park Avenue								Cohen & Steers Inc., GIC Inc., Franklin Templeton Co. LLC,
-Office	50.0%	97.3%	100.58	1,228,000	1,228,000	—	1,200,000	PJT Partners, Investcorp International Inc., Wells Fargo
-Retail	50.0%	100.0%	99.64	26,000	26,000	—	—	Scottrade Inc., Starbucks, The Four Seasons Restaurant
	50.0%	97.4%	100.56	1,254,000	1,254,000	—	1,200,000

350 Park Avenue								Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	100.0%	105.84	554,000	554,000	—	400,000	MFA Financial Inc., M&T Bank
-Retail	100.0%	100.0%	264.76	17,000	17,000	—	—	Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%	100.0%	110.57	571,000	571,000	—	400,000

Total Park Avenue				1,825,000	1,825,000	—	1,600,000
Grand Central:
90 Park Avenue								Alston & Bird, Capital One, PwC
-Office	100.0%	98.3%	77.87	937,000	937,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	100.0%	131.17	24,000	24,000	—		Citibank, Starbucks
	100.0%	98.3%	79.20	961,000	961,000	—	—

330 Madison Avenue								Guggenheim Partners LLC, HSBC Bank AFS, Glencore Ltd.,
-Office	25.0%	98.1%	75.58	813,000	813,000	—	500,000	Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%	100.0%	318.30	33,000	33,000	—	—	Ann Taylor Retail Inc., Citibank, Starbucks
	25.0%	98.1%	85.04	846,000	846,000	—	500,000

510 Fifth Avenue
-Retail	100.0%	100.0%	147.19	66,000	66,000	—	—	The North Face, Elie Tahari

Total Grand Central				1,873,000	1,873,000	—	500,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Madison/Fifth:
640 Fifth Avenue								Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%	90.6%	$90.40	246,000	246,000	—		Stifel Financial Corp., GCA Savvian Inc.
-Retail	100.0%	96.1%	918.68	68,000	68,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	100.0%	91.8%	269.77	314,000	314,000	—	$—

666 Fifth Avenue(4)
-Retail (Retail Condo)	100.0%	100.0%	452.23	114,000	114,000	—	390,000	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue								Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	95.4%	81.37	299,000	299,000	—		Cosmetech Mably Int'l LLC.
-Retail	100.0%	47.3%	1,223.98	26,000	26,000	—		Coach
	100.0%	91.5%	172.78	325,000	325,000	—	—

650 Madison Avenue								Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%	99.0%	112.62	526,000	526,000	—	800,000	Willett Advisors LLC
-Retail	20.1%	28.5%	1,237.08	67,000	67,000	—	—	Bottega Veneta Inc., Moncler USA Inc., Tod's
	20.1%	91.1%	239.67	593,000	593,000	—	800,000

689 Fifth Avenue
-Office	100.0%	90.0%	80.09	81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	100.0%	100.0%	819.73	17,000	17,000	—		MAC Cosmetics, Massimo Dutti
	100.0%	91.7%	208.40	98,000	98,000	—	—

655 Fifth Avenue
-Retail	92.5%	100.0%	240.08	57,000	57,000	—	140,000	Ferragamo

697-703 Fifth Avenue (St. Regis - retail)
-Retail	74.3%	100.0%	2,565.36	26,000	26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,527,000	1,527,000	—	1,780,000

Midtown South:
770 Broadway
-Office	100.0%	100.0%	85.62	991,000	991,000	—	700,000	Facebook, Oath - formerly AOL (Verizon), J. Crew
-Retail	100.0%	100.0%	57.40	169,000	169,000	—	—	Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%	100.0%	81.51	1,160,000	1,160,000	—	700,000

One Park Avenue								New York University, Clarins USA Inc.,
								BMG Right Management, Robert A.M. Stern Architect,
-Office	55.0%	99.0%	54.51	862,000	862,000	—	300,000	automotiveMastermind
-Retail	55.0%	100.0%	84.91	77,000	77,000	—	—	Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	99.1%	57.01	939,000	939,000	—	300,000

4 Union Square South								Burlington Coat Factory, Whole Foods Market, DSW,
-Retail	100.0%	100.0%	105.76	206,000	206,000	—	114,028	Forever 21

692 Broadway
-Retail	100.0%	100.0%	90.03	36,000	36,000	—	—	Equinox, Oath - formerly AOL (Verizon)

Other
-Retail	50.0%	—	—	36,000	—	36,000	30,000

Total Midtown South				2,377,000	2,341,000	36,000	1,144,028

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	100.0%	$81.48	2,038,000	2,038,000	—	$950,000	Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	177.62	76,000	76,000	—	—	Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	100.0%	84.94	2,114,000	2,114,000	—	950,000

608 Fifth Avenue
(ground leased through 2033)
-Office	100.0%	99.8%	64.40	93,000	93,000	—
-Retail	100.0%	100.0%	470.74	44,000	44,000	—		Topshop
	100.0%	99.9%	194.90	137,000	137,000	—	—

Total Rockefeller Center				2,251,000	2,251,000	—	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	87.9%	40.84	246,000	246,000	—		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	108.26	5,000	5,000	—		TD Bank
	100.0%	88.1%	42.19	251,000	251,000	—	—

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	242.74	65,000	65,000	—		Topshop, Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	—
	100.0%	100.0%		85,000	85,000	—	—

443 Broadway
Retail	100.0%	100.0%	95.90	16,000	16,000	—	—	Necessary Clothing

304 Canal Street
-Retail	100.0%	—	—	4,000	—	4,000
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—
	100.0%	100.0%		13,000	9,000	4,000	—

334 Canal Street
-Retail	100.0%	—	—	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%		11,000	11,000	—
	100.0%	73.3%		15,000	15,000	—	—

155 Spring Street
-Retail	100.0%	93.6%	133.21	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	186.12	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	100.0%	288.39	6,000	6,000	—		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—
	100.0%	100.0%		7,000	7,000	—	—

Other
-Residential (26 units)	100.0%	76.9%		35,000	35,000	—	—

Total Soho				229,000	225,000	4,000	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	$258.55	160,000	160,000	—	$—	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	95.3%	1,017.10	44,000	44,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's*, Sephora*
-Theatre	100.0%	100.0%	13.48	62,000	62,000	—		Nederlander-Marquis Theatre
	100.0%	98.1%	379.31	106,000	106,000	—	—

Total Times Square				266,000	266,000	—	—
Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	618.42	18,000	18,000	—	80,000	Gucci, Chloe, Cartier, Cho Cheng, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	489.27	8,000	8,000	—		Berluti
-Residential (8 units)	100.0%	75.0%		5,000	5,000	—
	100.0%	90.4%		13,000	13,000	—	—

759-771 Madison Avenue (40 East 66th)
-Residential (5 units)	100.0%	100.0%		12,000	12,000	—
-Retail	100.0%	66.7%	1,042.91	11,000	11,000	—		John Varvatos, J. Crew
	100.0%	84.1%		23,000	23,000	—	—

1131 Third Avenue
Retail	100.0%	100.0%	156.59	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill
Other
-Retail - 2 buildings	100.0%	100.0%	—	15,000	15,000	—
-Residential (8 units)	100.0%	100.0%		7,000	7,000	—
	100.0%	100.0%		22,000	22,000	—	—

Total Upper East Side				99,000	99,000	—	80,000

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	99.6%	34.65	471,000	471,000	—	59,752	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)
-Office	100.0%	100.0%	52.08	184,000	184,000	—	—	The City of New York
			.
85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	100.0%	85.45	586,000	586,000	—	625,000	Moet Hennessy USA. Inc.
-Retail	49.9%	100.0%	83.93	41,000	41,000	—	—	IL Posto LLC, Toro NYC Restaurant, L'Atelier
	49.9%	100.0%	85.36	627,000	627,000	—	625,000

Total Chelsea/Meatpacking District				811,000	811,000	—	625,000

Upper West Side:
50-70 W 93rd Street
-Residential (326 units)	49.9%	95.1%		283,000	283,000	—	80,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Tribeca:
Independence Plaza, Tribeca
-Residential (1,327 units)	50.1%	97.6%		1,185,000	1,185,000	—	$550,000
-Retail	50.1%	100.0%	$45.37	72,000	60,000	12,000	—	Duane Reade, Food Emporium
	50.1%	97.7%		1,257,000	1,245,000	12,000	550,000

339 Greenwich Street
-Retail	100.0%	100.0%	105.00	8,000	8,000	—	—	Sarabeth's
Total Tribeca				1,265,000	1,253,000	12,000	550,000
New Jersey:
Paramus
-Office	100.0%	94.7%	22.18	129,000	129,000	—	—	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	71.06	44,000	44,000	—	—	Nike, Amazon

Properties to be Developed:
512 West 22nd Street
-Office	55.0%	—	—	173,000	—	173,000	66,066

61 Ninth Avenue
(ground leased through 2115)
-Office	45.1%	—	—	147,000	—	147,000	53,178	Aetna Life Insurance Company*
-Retail	45.1%	100.0%	287.61	23,000	23,000	—	—	Starbucks
	45.1%	100.0%	287.61	170,000	23,000	147,000	53,178

606 Broadway (19 East Houston Street)
-Office	50.0%	—	—	23,000	—	23,000	—
-Retail	50.0%	—	—	11,000	—	11,000	38,458
	50.0%	—	—	34,000	—	34,000	38,458

Moynihan Office Building
(ground and building leased through 2116)
-Office	50.1%	—	—	730,000	—	730,000	210,269
-Retail	50.1%	—	—	120,000	—	120,000	—
	50.1%	—	—	850,000	—	850,000	210,269

Total Properties to be Developed				1,227,000	23,000	1,204,000	367,971

New York Office:

Total		97.4%	$73.22	21,329,000	20,256,000	1,073,000	$8,403,317

Vornado's Ownership Interest		97.1%	$71.09	17,521,000	16,982,000	539,000	$6,713,393

New York Retail:

Total		95.7%	$220.87	2,931,000	2,720,000	211,000	$1,725,864

Vornado's Ownership Interest		96.9%	$217.17	2,593,000	2,471,000	122,000	$1,565,285

New York Residential:

Total		96.4%		1,568,000	1,568,000	—	$630,000

Vornado's Ownership Interest		96.7%		835,000	835,000	—	$315,470

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$115.33	889,000	889,000	—	$500,000	Bloomberg
-Retail	32.4%	99.4%	181.72	174,000	174,000	—	350,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	99.9%	125.27	1,063,000	1,063,000	—	850,000

								Sears, Burlington Coat Factory,
Rego Park I, Queens (4.8 acres)	32.4%	100.0%	40.78	343,000	343,000	—	78,246	Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.9%	44.72	609,000	609,000	—	256,194	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (5) (1.0 acre)	32.4%	100.0%	17.36	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	94.6%	—	255,000	255,000	—	—

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA through 2041)	32.4%	100.0%	—	—	—	—	68,000	IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	—	—	—	—	—	—

Total Alexander's	32.4%	99.3%	77.39	2,437,000	2,437,000	—	1,252,440

Hotel Pennsylvania:
-Hotel (1,700 Keys)	100.0%	—	—	1,400,000	1,400,000	—	—

Total New York		97.4%	$87.95	29,665,000	28,381,000	1,284,000	$12,011,621

Vornado's Ownership Interest		97.2%	$75.11	23,139,000	22,478,000	661,000	$8,999,939
____________________
*    Lease not yet commenced.

(1)
Weighted average annual rent per square foot for office properties excludes garages and diminimous amounts of storage space.  Weighted average annual rent per square foot for retail excludes percentage rent and non-selling space.

(2)	Represents the contractual debt obligations.

(3)	Excludes US Post Office leased through 2038 (including three five-year renewal options) for which the annual escalated rent is $12.31 PSF.

(4)
We have reclassified our 49.5% interest in 666 Fifth Avenue Office Condominium from "New York" to "Other" in all periods presented because we do not intend to hold this asset on a long-term basis. 75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

(5)	Leased by Alexander's through January 2037.

OTHER
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
555 California Street:
555 California Street	70.0%	96.2%	$74.74	1,506,000	1,506,000	—	$569,215	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP

315 Montgomery Street	70.0%	81.7%	63.22	235,000	235,000	—	—	Bank of America, Regus, Ripple Labs Inc., LendingHome Corporation

345 Montgomery Street	70.0%	—	—	64,000	—	64,000	—

Total 555 California Street		94.2%	$73.40	1,805,000	1,741,000	64,000	$569,215

Vornado's Ownership Interest		94.2%	$73.40	1,264,000	1,219,000	45,000	$398,450

theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (MSL Group, Medicus Group, Razorfish),
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	99.4%	$37.52	2,010,000	2,010,000	—		ConAgra Foods Inc., Allstate Insurance Company,
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	97.7%	47.71	1,561,000	1,561,000	—		Allsteel Inc., Herman Miller Inc., Knoll Inc., Teknion LLC
-Retail	100.0%	98.1%	51.82	99,000	99,000	—
	100.0%	98.6%	42.18	3,670,000	3,670,000	—	$675,000

Other (2 properties)	50.0%	100.0%	38.11	19,000	19,000	—	32,976

Total theMART		98.6%	$42.15	3,689,000	3,689,000	—	$707,976

Vornado's Ownership Interest		98.6%	$42.15	3,680,000	3,680,000	—	$691,488
____________________
*    Lease not yet commenced.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Annual Rent PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)								Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%	100.0%	$232.03	96,000	96,000	—		Sephora, Bank of America
- Residential (39 units)	100.0%	89.7%		59,000	59,000	—
	100.0%			155,000	155,000	—	$145,639

11 East 68th Street Retail(3)	100.0%	100.0%	711.99	11,000	11,000	—	60,000	Belstaff, Kent & Curwen, Rag & Bone

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	75.3%	100.0%	100.07	44,000	44,000	—
- Office	75.3%	61.9%	63.51	197,000	197,000	—		American Management Association
	75.3%	68.9%	70.18	241,000	241,000	—	310,000

501 Broadway	100.0%	100.0%	263.38	9,000	9,000	—	23,000	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%	74.5%	171.56	51,000	49,000	2,000		Banana Republic
- Theatre	100.0%	100.0%	39.29	79,000	79,000	—		Regal Cinema
	100.0%	90.2%	81.23	130,000	128,000	2,000	82,750

Total Real Estate Fund	89.1%	83.8%		546,000	544,000	2,000	$621,389

Vornado's Ownership Interest	28.5%	80.2%		156,000	155,000	1,000	$136,205
____________________

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.

(2)	Represents the contractual debt obligations.

(3)	Sold on January 17, 2018.

OTHER
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Annual Rent PSF (1)	Square Feet				Encumbrances (non-GAAP) (in thousands) (3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant (2)
OTHER:
New York:
666 Fifth Avenue Office Condominium(4)	49.5%	—	—	1,448,000	—	—	1,448,000	1,413,114	Colliers International NY LLC,
									Integrated Holding Group, Vinson & Elkins LLP
									HSBC Bank USA, Citibank

Virginia:
Rosslyn Plaza(5)									General Services Administration,
Office - 4 buildings	46.2%	65.9%	43.82	736,000	435,000	—	301,000		Corporate Executive Board, Nathan Associates, Inc.
Residential - 2 buildings (197 units)	43.7%	95.4%		253,000	253,000	—	—
				989,000	688,000	—	301,000	37,925

Fashion Centre Mall(5)	7.5%	99.4%	49.26	868,000	868,000	—	—	410,000	Macy's, Nordstrom

Washington Tower(5)	7.5%	100.0%	50.01	170,000	170,000	—	—	40,000	Computer Science Corp.

New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	30.71	677,000	228,000	443,000	6,000	—	JCPenney, Costco, Dick's Sporting Goods,
(ground leased through 2064)									Nordstrom Rack, 24 Hour Fitness

Maryland:
Annapolis
(ground and building leased through 2042)	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		93.2%	$40.28	4,280,000	2,082,000	443,000	1,755,000	$1,901,039

Vornado's Ownership Interest		93.6%	$31.11	2,050,000	745,000	443,000	862,000	$752,000
____________________

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.

(2)	Owned by tenant on land leased from the company.

(3)	Represents the contractual debt obligations.

(4)	We have reclassified our 49.5% interest in 666 Fifth Avenue Office Condominium from "New York" to "Other" in all periods presented because we do not intend to hold this asset on a long-term basis.

(5)	Reclassified to Other from our former Washington, DC segment.

APPENDIX
NON-GAAP RECONCILIATIONS

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Year Ended December 31,
		December 31,		September 30, 2017
		2017	2016		2017	2016
Net income (loss) attributable to common shareholders	(A)	$27,319	$651,181	$(29,026)	$162,017	$823,606
Per diluted share		$0.14	$3.43	$(0.15)	$0.85	$4.34

Certain items that impact net income (loss) attributable to common shareholders:
JBG SMITH Properties which is treated as a discontinued operation:
Transaction costs		$(1,617)	$(11,989)	$(53,581)	$(68,662)	$(16,586)
Operating results through July 17, 2017 spin-off		—	20,523	3,950	47,752	87,237
		(1,617)	8,534	(49,631)	(20,910)	70,651

Tax expense related to the reduction of our taxable REIT subsidiaries deferred tax assets		(34,800)	—	—	(34,800)	—
Expense related to the prepayment of our 2.50% senior unsecured notes due 2019		(4,836)	—	—	(4,836)	—
666 Fifth Avenue Office Condominium (49.5% interest)(1)		(3,042)	(7,869)	(4,323)	(25,414)	(41,532)
Income (loss) from real estate fund investments, net		529	(34,704)	(7,794)	(10,804)	(21,042)
Net gain on extinguishment of Skyline properties debt		—	487,877	—	—	487,877
Income from the repayment of our investments in 85 Tenth Avenue loans and preferred equity		—	160,843	—	—	160,843
Net gain on sale on our 20% interest in Fairfax Square		—	15,302	—	—	15,302
Our share of impairment on India non-depreciable real estate		—	(13,962)	—	—	(13,962)
Default interest on Skyline properties mortgage loan		—	(2,480)	—	—	(7,823)
Impairment loss on our investment in Pennsylvania REIT		—	—	(44,465)	(44,465)	—
Net gain resulting from Urban Edge Properties operating partnership unit issuances		—	—	5,200	21,100	—
Our share of write-off of deferred financing costs		—	—	(3,819)	(3,819)	—
Our share of net gain on sale of property of Suffolk Downs JV		—	—	—	15,314	—
Net gain on repayment of Suffolk Downs JV debt investments		—	—	—	11,373	—
Skyline properties impairment loss		—	—	—	—	(160,700)
Net gain on sale of 47% ownership interest in 7 West 34th Street		—	—	—	—	159,511
Preferred share issuance costs (Series J redemption)		—	—	—	—	(7,408)
Other		3,084	(2,942)	(3,197)	2,060	(8,298)
		(40,682)	610,599	(108,029)	(95,201)	633,419
Noncontrolling interests' share of above adjustments		2,522	(37,185)	6,719	6,267	(38,972)
Total of certain items that impact net (loss) income attributable to common shareholders, net	(B)	$(38,160)	$573,414	$(101,310)	$(88,934)	$594,447
Per diluted share (non-GAAP)		$(0.20)	$3.02	$(0.53)	$(0.46)	$3.13

Net income attributable to common shareholders, as adjusted (non-GAAP)	(A-B)	$65,479	$77,767	$72,284	$250,951	$229,159
Per diluted share (non-GAAP)		$0.34	$0.41	$0.38	$1.31	$1.21
________________________________________

(1)	Included in "certain items that impact net income" because we do not intend to hold this asset on a long-term basis.

- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Year Ended December 31,
		December 31,		September 30, 2017
		2017	2016		2017	2016
Reconciliation of our net income (loss) attributable to common shareholders to FFO (non-GAAP):
Net income (loss) attributable to common shareholders	(A)	$27,319	$651,181	$(29,026)	$162,017	$823,606
Per diluted share		$0.14	$3.43	$(0.15)	$0.85	$4.34

FFO adjustments:
Depreciation and amortization of real property		$106,017	$133,389	$102,953	$467,966	$531,620
Net gains on sale of real estate		308	(15,302)	(1,530)	(3,489)	(177,023)
Real estate impairment losses		—	—	—	—	160,700
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property		28,247	37,160	31,997	137,000	154,795
Net gains on sale of real estate		(593)	(12)	8	(17,777)	(2,853)
Real estate impairment losses		145	792	4,329	7,692	6,328
		134,124	156,027	137,757	591,392	673,567
Noncontrolling interests' share of above adjustments		(8,310)	(9,495)	(8,572)	(36,728)	(41,267)
FFO adjustments, net	(B)	$125,814	$146,532	$129,185	$554,664	$632,300

FFO attributable to common shareholders (non-GAAP)	(A+B)	$153,133	$797,713	$100,159	$716,681	$1,455,906
Convertible preferred share dividends		18	21	19	77	86
Earnings allocated to Out-Performance Plan units		—	—	—	1,047	1,591
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		153,151	797,734	100,178	717,805	1,457,583
Add back of income allocated to noncontrolling interests of the Operating Partnership		10,372	52,759	6,776	47,401	94,902
FFO - OP Basis (non-GAAP)		$163,523	$850,493	$106,954	$765,206	$1,552,485
FFO per diluted share (non-GAAP)		$0.80	$4.20	$0.52	$3.75	$7.66

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO TO FFO, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Year Ended December 31,
		December 31,		September 30, 2017
		2017	2016		2017	2016
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$153,151	$797,734	$100,178	$717,805	$1,457,583
Per diluted share (non-GAAP)		$0.80	$4.20	$0.52	$3.75	$7.66

Certain items that impact FFO:
JBG SMITH Properties which is treated as a discontinued operation:
Transaction costs		$(1,617)	$(11,989)	$(53,581)	$(68,662)	$(16,586)
Operating results through July 17, 2017 spin-off		—	57,147	10,148	122,201	226,288
		(1,617)	45,158	(43,433)	53,539	209,702

Tax expense related to the reduction of our taxable REIT subsidiaries deferred tax assets		(34,800)	—	—	(34,800)	—
Expense related to the prepayment of our 2.50% senior unsecured notes due 2019		(4,836)	—	—	(4,836)	—
666 Fifth Avenue Office Condominium (49.5% interest)(1)		1,103	808	4,348	13,164	10,925
Income (loss) from real estate fund investments, net		529	(34,704)	(7,794)	(10,804)	(21,042)
Net gain on extinguishment of Skyline properties debt		—	487,877	—	—	487,877
Income from the repayment of our investments in 85 Tenth Avenue loans and preferred equity		—	160,843	—	—	160,843
Our share of impairment on India non-depreciable real estate		—	(13,962)	—	—	(13,962)
Impairment loss on our investment in Pennsylvania REIT		—	—	(44,465)	(44,465)	—
Net gain resulting from Urban Edge Properties operating partnership unit issuances		—	—	5,200	21,100	—
Our share of write-off of deferred financing costs		—	—	(3,819)	(3,819)	—
Net gain on repayment of our Suffolk Downs JV debt investments		—	—	—	11,373	—
Preferred share issuance costs (Series J redemption)		—	—	—	—	(7,408)
Other		2,945	(2,324)	(390)	3,801	(2,454)
		(36,676)	643,696	(90,353)	4,253	824,481
Noncontrolling interests' share of above adjustments		2,274	(39,201)	6,320	(264)	(50,293)
Total of certain items that impact FFO, net	(B)	(34,402)	604,495	(84,033)	3,989	774,188
Per diluted share		$(0.18)	$3.18	$(0.44)	$0.02	$4.07

FFO, as adjusted (non-GAAP)	(A-B)	$187,553	$193,239	$184,211	$713,816	$683,395
Per diluted share (non-GAAP)		$0.98	$1.02	$0.96	$3.73	$3.59
________________________________________

(1)	Included in "certain items that impact FFO" because we do not have the intent to hold this asset on a long-term basis.

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO TO FAD
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Year Ended December 31,
		December 31,		September 30, 2017
		2017	2016		2017	2016
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$153,151	$797,734	$100,178	$717,805	$1,457,583

Adjustments to arrive at FAD (non-GAAP):
Adjustments to FFO per page iii, excluding FFO from discontinued operations and sold properties		(36,758)	584,347	(100,672)	(119,025)	586,270
Recurring tenant improvements, leasing commissions and other capital expenditures		62,636	124,014	64,520	276,997	386,733
Amortization of acquired below-market leases, net		10,908	11,068	10,660	45,043	51,370
Straight-lining of rents		8,041	27,827	9,170	45,792	146,787
Amortization of debt issuance costs		(9,236)	(8,402)	(6,220)	(32,790)	(34,714)
Stock-based compensation expense		(5,510)	(6,077)	(5,693)	(32,829)	(33,980)
Non real estate depreciation		(1,629)	(2,522)	(1,671)	(7,333)	(7,799)
Noncontrolling interests' share of above adjustments		(1,764)	(44,473)	1,860	(10,903)	(66,782)
	(B)	26,688	685,782	(28,046)	164,952	1,027,885

FAD (non-GAAP)	(A-B)	$126,463	$111,952	$128,224	$552,853	$429,698

FAD payout ratio (1)		90.9%	106.8%	89.6%	90.7%	111.5%
_____________________________________________

(1)
FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME AT SHARE
(unaudited and in thousands)

	For the Three Months Ended
	December 31,		September 30, 2017	For the Year Ended December 31,
	2017	2016		2017	2016
Net income (loss)	$53,551	$704,544	$(10,754)	$264,128	$981,922

Deduct:
Our share of (income) loss from partially owned entities	(9,622)	(165,056)	41,801	(15,200)	(168,948)
Our share of (income) loss from real estate fund investments	(4,889)	52,352	6,308	(3,240)	23,602
Interest and other investment income, net	(9,993)	(9,427)	(9,306)	(37,793)	(29,548)
Net gains on disposition of wholly owned and partially owned assets	—	(208)	—	(501)	(160,433)
(Income) loss from discontinued operations	(1,273)	(509,116)	47,930	13,228	(404,912)
NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,533)	(16,083)	(16,171)	(65,311)	(66,182)

Add:
Depreciation and amortization expense	114,166	104,640	104,972	429,389	421,023
General and administrative expense	36,838	36,957	36,261	158,999	149,550
Acquisition and transaction related costs	703	2,754	61	1,776	9,451
NOI from partially owned entities	69,175	75,142	66,876	269,164	271,114
Interest and debt expense	93,073	80,206	85,068	345,654	330,240
Income tax expense (benefit)	38,661	(1,692)	1,188	41,090	7,229
NOI at share	363,857	355,013	354,234	1,401,383	1,364,108
Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(21,579)	(36,370)	(22,307)	(86,842)	(170,477)
NOI at share - cash basis	$342,278	$318,643	$331,927	$1,314,541	$1,193,631

- v -

NON-GAAP RECONCILIATIONS NET OPERATING INCOME AT SHARE COMPONENTS
(unaudited and in thousands)

	For the Three Months Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
New York	$462,597	$443,910	$195,421	$182,762	$267,176	$261,148	$(17,761)	$(28,543)	$249,415	$232,605
Other	73,629	70,064	29,590	35,258	44,039	34,806	160	(3,556)	44,199	31,250
Consolidated total	536,226	513,974	225,011	218,020	311,215	295,954	(17,601)	(32,099)	293,614	263,855
Noncontrolling interests' share in consolidated subsidiaries	(26,594)	(26,088)	(10,061)	(10,005)	(16,533)	(16,083)	315	3,811	(16,218)	(12,272)
Our share of partially owned entities	114,677	121,009	45,502	45,867	69,175	75,142	(4,293)	(8,082)	64,882	67,060
Vornado's share	$624,309	$608,895	$260,452	$253,882	$363,857	$355,013	$(21,579)	$(36,370)	$342,278	$318,643

	For the Year Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
New York	$1,779,307	$1,713,374	$756,670	$716,754	$1,022,637	$996,620	$(71,229)	$(140,992)	$951,408	$855,628
Other	304,819	290,368	129,926	127,812	174,893	162,556	(5,800)	(23,834)	169,093	138,722
Consolidated total	2,084,126	2,003,742	886,596	844,566	1,197,530	1,159,176	(77,029)	(164,826)	1,120,501	994,350
Noncontrolling interests' share in consolidated subsidiaries	(104,568)	(104,158)	(39,257)	(37,976)	(65,311)	(66,182)	6,117	21,126	(59,194)	(45,056)
Our share of partially owned entities	444,043	444,231	174,879	173,117	269,164	271,114	(15,930)	(26,777)	253,234	244,337
Vornado's share	$2,423,601	$2,343,815	$1,022,218	$979,707	$1,401,383	$1,364,108	$(86,842)	$(170,477)	$1,314,541	$1,193,631
________________________________________

(1)	Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.

- vi -

NET OPERATING INCOME AT SHARE BY REGION (NON-GAAP)
(unaudited)
The following tables set forth the percentages of NOI by geographic region.

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Region:
New York	89%	90%	89%	89%
theMART, Chicago (included in "Other" segment)	7%	7%	8%	8%
555 California Street, San Francisco (included in "Other" segment)	4%	3%	3%	3%
	100%	100%	100%	100%

- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE
(unaudited and in thousands)

	New York	theMART	555 California Street
NOI at share (non-GAAP) for the three months ended December 31, 2017	$304,228	$24,249	$12,003
Less NOI at share from:
Acquisitions	(4,817)	(46)	—
Dispositions	(79)	—	—
Development properties placed into and out of service	161	—	—
Lease termination income, net of straight-line and FAS 141 adjustments	(984)	—	—
Other non-operating income, net	(12)	—	—
Same store NOI at share (non-GAAP) for the three months ended December 31, 2017	$298,497	$24,203	$12,003

NOI at share (non-GAAP) for the three months ended December 31, 2016	$290,784	$22,749	$10,578
Less NOI at share from:
Acquisitions	36	—	—
Dispositions	(106)	—	—
Development properties placed into and out of service	(280)	—	296
Lease termination expense (income), net of straight-line and FAS 141 adjustments	586	(157)	—
Other non-operating income, net	(679)	—	—
Same store NOI at share (non-GAAP) for the three months ended December 31, 2016	$290,341	$22,592	$10,874

Increase in same store NOI at share for the three months ended December 31, 2017 compared to December 31, 2016	$8,156	$1,611	$1,129

% increase in same store NOI at share	2.8%	7.1%	10.4%

- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE
(unaudited and in thousands)

	New York	theMART		555 California Street
NOI at share (non-GAAP) for the year ended December 31, 2017	$1,166,065	$102,339		$47,588
Less NOI at share from:
Acquisitions	(20,027)	164		—
Dispositions	(698)	—		—
Development properties placed into and out of service	816	—		—
Lease termination income, net of straight-line and FAS 141 adjustments	(1,973)	(20)		—
Other non-operating income, net	(2,303)	—		—
Same store NOI at share (non-GAAP) for the year ended Other non-operating income	$1,141,880	$102,483		$47,588

NOI at share (non-GAAP) for the year ended December 31, 2016	$1,108,526	$98,498		$45,848
Less NOI at share from:
Acquisitions	(60)	—		—
Dispositions	(3,107)	—		—
Development properties placed into and out of service	82	—		1,079
Lease termination expense (income), net of straight-line and FAS 141 adjustments	10,559	(157)		(238)
Other non-operating income, net	(3,610)	—		—
Same store NOI at share (non-GAAP) for the year ended December 31, 2016	$1,112,390	$98,341		$46,689

Increase in same store NOI at share for the year ended December 31, 2017 compared to December 31, 2016	$29,490	$4,142		$899

% increase in same store NOI at share	2.7%	4.2%	(1)	1.9%
________________________________________

(1)	The year ended December 31, 2016 includes a $2,000 reversal of an expense accrued in 2015. Excluding this amount, same store NOI increased by 6.4%.

- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE
(unaudited and in thousands)

	New York	theMART		555 California Street
NOI at share (non-GAAP) for the three months ended December 31, 2017	$304,228	$24,249		$12,003
Less NOI at share from:
Acquisitions	2	(46)		—
Dispositions	(8)	—		—
Development properties placed into and out of service	161	—		—
Lease termination income, net of straight-line and FAS 141 adjustments	(984)	—		—
Other non-operating income, net	(13)	—		—
Same store NOI at share (non-GAAP) for the three months ended December 31, 2017	$303,386	$24,203		$12,003

NOI at share (non-GAAP) for the three months ended September 30, 2017	$298,494	$26,019		$11,519
Less NOI at share from:
Acquisitions	—	41		—
Dispositions	(15)	—		—
Development properties placed into and out of service	192	—		—
Lease termination income, net of straight-line and FAS 141 adjustments	(185)	—		—
Other non-operating income, net	(584)	—		—
Same store NOI at share (non-GAAP) for the three months ended September 30, 2017	$297,902	$26,060		$11,519

Increase (decrease) in same store NOI at share for the three months ended December 31, 2017 compared to September 30, 2017	$5,484	$(1,857)		$484

% increase (decrease) in same store NOI at share	1.8%	(7.1)%	(1)	4.2%
________________________________________

(1)	Excluding tradeshows seasonality, same store NOI increased by 0.3%.

- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS
(unaudited and in thousands)

	New York	theMART	555 California Street
NOI at share - cash basis (non-GAAP) for the three months ended December 31, 2017	$282,787	$24,396	$11,916
Less NOI at share - cash basis from:
Acquisitions	(3,987)	(46)	—
Dispositions	(79)	—	—
Development properties placed into and out of service	160	—	—
Lease termination income	(1,393)	—	—
Other non-operating income, net	(12)	—	—
Same store NOI at share - cash basis (non-GAAP) for the three months ended December 31, 2017	$277,476	$24,350	$11,916

NOI at share - cash basis (non-GAAP) for the three months ended December 31, 2016	$261,237	$21,660	$8,702
Less NOI at share - cash basis from:
Acquisitions	—	—	—
Dispositions	(106)	—	—
Development properties placed into and out of service	(141)	—	296
Lease termination income	(602)	(248)	—
Other non-operating income, net	(1,082)	—	—
Same store NOI at share - cash basis (non-GAAP) for the three months ended December 31, 2016	$259,306	$21,412	$8,998

Increase in same store NOI at share - cash basis for the three months ended December 31, 2017 compared to December 31, 2016	$18,170	$2,938	$2,918

% increase in same store NOI at share - cash basis	7.0%	13.7%	32.4%

- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS
(unaudited and in thousands)

	New York	theMART		555 California Street
NOI at share - cash basis (non-GAAP) for the year ended December 31, 2017	$1,086,863	$99,242		$45,281
Less NOI at share - cash basis from:
Acquisitions	(17,217)	164		—
Dispositions	(698)	—		—
Development properties placed into and out of service	814	—		—
Lease termination income	(4,927)	(31)		—
Other non-operating income, net	(3,021)	—		—
Same store NOI at share - cash basis (non-GAAP) for the year ended December 31, 2017	$1,061,814	$99,375		$45,281

NOI at share - cash basis (non-GAAP) for the year ended December 31, 2016	$965,287	$92,571		$32,601
Less NOI at share - cash basis from:
Acquisitions	(13)	—		—
Dispositions	(2,219)	—		—
Development properties placed into and out of service	289	—		1,079
Lease termination income	(7,272)	(248)		(397)
Other non-operating income, net	(2,362)	—		—
Same store NOI at share - cash basis (non-GAAP) for the year ended December 31, 2016	$953,710	$92,323		$33,283

Increase in same store NOI at share - cash basis for the year ended December 31, 2017 compared to December 31, 2016	$108,104	$7,052		$11,998

% increase in same store NOI at share - cash basis	11.3%	7.6%	(1)	36.0%
________________________________________

(1)	The year ended December 31, 2016 includes a $2,000 reversal of an expense accrued in 2015. Excluding this amount, same store NOI - cash basis increased by 10.0%.

- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS
(unaudited and in thousands)

	New York	theMART		555 California Street
NOI at share - cash basis (non-GAAP) for the three months ended December 31, 2017	$282,787	$24,396		$11,916
Less NOI at share - cash basis from:
Acquisitions	2	(46)		—
Dispositions	(8)	—		—
Development properties placed into and out of service	160	—		—
Lease termination income	(1,393)	—		—
Other non-operating income, net	(13)	—		—
Same store NOI at share - cash basis (non-GAAP) for the three months ended December 31, 2017	$281,535	$24,350		$11,916

NOI at share - cash basis (non-GAAP) for the three months ended September 30, 2017	$277,402	$25,417		$10,889
Less NOI at share - cash basis from:
Acquisitions	—	41		—
Dispositions	(15)	—		—
Development properties placed into and out of service	194	—		—
Lease termination income	(285)	—		—
Other non-operating income, net	(584)	—		—
Same store NOI at share - cash basis (non-GAAP) for the three months ended September 30, 2017	$276,712	$25,458		$10,889

Increase (decrease) in same store NOI at share- cash basis for the three months ended December 31, 2017 compared to September 30, 2017	$4,823	$(1,108)		$1,027

% increase (decrease) in same store NOI at share - cash basis	1.7%	(4.4)%	(1)	9.4%
________________________________________

(1)	Excluding tradeshows seasonality, same store NOI increased by 3.9%.

- xiii -

NON-GAAP RECONCILIATIONS

RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF TOTAL ANNUALIZED REVENUES
(unaudited and in thousands)

Three Months Ended December 31, 2017
Consolidated revenues	$536,226
Noncontrolling interest adjustments	(26,594)
Consolidated revenues at our share (non-GAAP)	509,632
Unconsolidated revenues at our share, excluding Toys "R" Us, Inc.	114,677
Our pro rata share of revenues (non-GAAP)	$624,309
Our pro rata share of revenues (annualized) (non-GAAP)	$2,497,236

RECONCILIATION OF CONSOLIDATED DEBT, NET (GAAP) TO CONTRACTUAL DEBT (NON-GAAP)
(unaudited and in thousands)

	December 31, 2017
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$8,137,139	$66,700	$8,203,839
Senior unsecured notes	843,614	6,386	850,000
$750 Million unsecured term loan	748,734	1,266	750,000
	$9,729,487	$74,352	$9,803,839

- xiv -